UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

PSP Family of Funds

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed: January 15, 2016

PSP Family of Funds

PSP Multi-Manager Fund

230 Park Avenue, 28th Floor

New York, NY 10169

January 15, 2016

Dear Shareholder:

On December 3, 2015 and December 31, 2015, the shareholders of the PSP Multi-Manager Fund (the “Fund”), and on October 15, 2015 the Board of Trustees (the “Board”) of PSP Family of Funds (the “Trust”), approved:

(i)

a new investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and Kimberlite Asset Management, LLC (“Kimberlite”), pending the closing of a transaction between Pulteney Street Asset Management, LLC (“Pulteney”), the Fund’s then investment adviser, and Kimberlite regarding related matters (the “Transaction”);

(ii)

a new Expense Limitation Agreement between the Trust, on behalf of the Fund, and Kimberlite, pending the closing of the Transaction;

(iii)

the transition of the Fund’s investment strategy to a strategy pursuant to which the Fund will invest primarily in preferred and debt securities of companies in the financial sector (the “New Strategy”), which New Strategy will not become effective until after the amendment to the Trust’s registration statement is effective, which is anticipated to be February 1, 2016 (the “Updated RS Effective Date”);

(iv)

the modification of the Fund’s fundamental restrictions related to borrowing and concentration to allow for investments consistent with the New Strategy upon its implementation; and

(v)

the Fund temporarily transitioning up to 100% of its holdings to cash and/or cash equivalent positions as of and after the closing of the Transaction until after the Updated RS Effective Date.

In addition, the shareholders also elected Neal Neilinger, Frank Codey, and Alan Bluestine as new trustees to the Board (collectively, the “New Trustees”). The New Trustees were installed on January 1, 2016, after Edward J. Breslin, Paul S. Buckle, Alfred E. Smith, IV, and Sean McCooey resigned from their role as Trustees. Sean McCooey also resigned from his office as President and Treasurer of the Trust and Daniel McCooey resigned from his office as Secretary of the Trust, at which time the Board appointed Neal Neilinger as President and Treasurer and John Kelly as Secretary.

We are not asking you for a proxy and you are requested not to send us a proxy. The enclosed information statement (the “Information Statement”) describes the Advisory Agreement, the Transaction, the New Strategy, the New Trustees and related matters. As is described in the Information Statement, the Transaction has closed and accordingly, the Advisory Agreement is in effect and the New Trustees have been installed.  The implementation of the New Strategy will be implemented on or after the Updated RS Effective Date.

Should you have any questions or need additional information, please call the Trust at 855-318-2804.

Sincerely,

/s/ Neal Neilinger
Neal Neilinger President

PSP Family of Funds

PSP Multi-Manager Fund

230 Park Avenue, 28th Floor

New York, NY 10169

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement.

This Information Statement is Available upon request at 855-318-2804

This information statement describes changes to the investment adviser, investment advisory agreement and investment strategies of the PSP Multi-Manager Fund (the “Fund”), a series of PSP Family of Funds (the “Trust”), a Delaware statutory trust, as well as the election of new trustees to the Board of Trustees (the “Board”) of the Trust. Pursuant to authority contained in the Trust’s Declaration of Trust, a majority of the Fund’s outstanding shares of beneficial interest has approved and consented in writing to the above-mentioned actions.   This information statement is being furnished for informational purposes only by the Board of Trustees of the Trust.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Transaction

On December 31, 2015 (the “Transaction Closing”), Pulteney Street Capital Management, LLC, the former investment adviser to the Fund (“Pulteney”), Pulteney’s principal and managing member and a former Trustee of the Trust, Sean McCooey, and Kimberlite Asset Management, LLC, a registered investment adviser (“Kimberlite”), closed a transaction (the “Transaction”) pursuant to a Transaction Agreement dated September 16, 2015 (the “Transaction Agreement”) whereby Kimberlite became the investment adviser to the Fund under a new investment advisory agreement with the Fund (the “Advisory Agreement”) and entered into a new expense limitation agreement with the Fund (the “Expense Limitation Agreement”). Consideration for the Transaction included consideration of $78,000 plus certain additional consideration identified in the Transaction Agreement. The Transaction Agreement, the Advisory Agreement and the Expense Limitation Agreement are attached hereto at Exhibits A, B and C, respectively.

Costs related to the Transaction and this Information Statement are being paid by Kimberlite. No such costs are being borne by the Fund.

In connection with the then proposed Transaction, at an in person meeting held on October 15, 2015, Board agreed to approve, subject to the approval of the shareholders of the Fund, and to recommend that the shareholders of the Fund approve: (i) the engagement of Kimberlite as investment adviser of the Fund pursuant to the Advisory Agreement; (ii) the entry by the Fund into the Advisory Agreement and Expense Limitation Agreement as of or after the Transaction Closing; (iii) the Fund temporarily transitioning up to 100% of its holdings to cash and/or cash equivalent after the Transaction Closing and until the implementation of the Updated RS Effective Date (as defined below) provided that shareholders of the Fund are given notice of the same pursuant to an appropriate prospectus update; and (iv) the transition of the Fund’s investment strategy to the New Strategy, such New Strategy to be implemented only after the prospectuses and statement of additional information for the New Fund Strategy become effective (expected to be on or after February 1, 2016 (the “Updated RS Effective Date”)).  The Trust’s Nominating Committee and the Board as a whole also determined that it would be appropriate, subject to election by the shareholders, for the following individuals to serve as new trustees of the Trust: Neal Neilinger, Frank Codey, and Alan Bluestine (the “New Trustees”).  On November 6, 2015, Kimberlite assisted the Fund to file revisions to the Fund’s prospectus and statement of additional information to modify the investment strategy of the Fund to invest primarily in preferred and debt securities of companies in the financial sector (the “New Strategy”).

Effective December 3, 2015, a majority of shareholders of the Fund, acting by written consent in lieu of a meeting pursuant to authority contained in the Trust’s Declaration of Trust (the “December 3 Consent”) approved: (i) the entry by the Fund into the Advisory Agreement and Expense Limitation Agreement as of the Transaction Closing; (iii) the Fund temporarily transitioning up to 100% of its holdings to cash and/or cash equivalent after the Transaction Closing and until the Updated RS Effective Date, provided that shareholders of the Fund are given notice of the same pursuant to an appropriate prospectus update; and (iv) the transition of the Fund’s investment strategy to the New Strategy, such New Strategy to be implemented upon the Updated RS Effective Date.  In addition, the shareholders, acting through the December 3 Consent, also approved the election of the New Trustees, with such election

1

to be effective with the effectiveness of both the Closing and the resignation of the Trust’s then-current Trustees.

Effective December 31, 2015, a majority of shareholders of the Fund, acting by written consent in lieu of a meeting pursuant to authority contained in the Trust’s Declaration of Trust (the “December 31 Consent”, and together with the December 3 Consent, the “Written Consents”) approved changes to the Fund’s fundamental restrictions regarding borrowing (Fundamental Restriction #2) and concentration (Fundamental Restriction #8) to clarify that the Fund is permitted to invest consistently with the New Strategy when it is implemented.  In this regard, Fundamental Restriction #2, while it permits the Fund to, in pertinent part, “Borrow money, except to the extent permitted under the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions)”, also included a statement that “The Fund will not purchase securities at any time that outstanding borrowings exceed 5% of the Fund’s total assets”, which has been deleted pursuant to the December 31 Consent. Fundamental Restriction #8, which limited the Fund’s aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets, has been modified by the December 31 Consent to clarify that, effective with the implementation of the New Strategy, under normal market conditions, the Fund will invest more than 25% of its net assets in securities issued by companies operating in the financial services industry or group of financial services industries.

The record date of the December 3 Consent was December 3, 2015 (the “First Record Date”). On the First Record Date, 109,647.08 shares of the Fund were issued and outstanding.  Shareholders representing 56,062.355 shares of beneficial interest or 51.13% of outstanding shares as of the First Record Date, approved and consented to the above-mentioned actions by means of the December 3 Consent.  The record date of the December 31 Consent was December 31, 2015 (the “Second Record Date”). On the Second Record Date, 109,540.43 shares of the Fund were issued and outstanding.  Shareholders representing 56,062.355 shares of beneficial interest or 51.18% of outstanding shares as of the Record Date, approved and consented to the above-mentioned actions by means of the December 31 Consent.  The Written Consents are attached hereto as Exhibit D.

The New Trustees were installed as Trustees on January 1, 2016, after Edward J. Breslin, Paul S. Buckle, Alfred E. Smith, IV, and Sean McCooey resigned from his respective role as Trustee. At such time, Neal Neilinger replaced Sean McCooey as the President and Treasurer and John Kelly replaced Daniel McCooey as Secretary.

The Advisory Agreement

Overview. The Advisory Agreement provides that the Fund shall pay Kimberlite an annual management fee equal to 0.95% of the Fund’s average daily net assets. At an in-person meeting held on October 15, 2015, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (such trustees, the “Independent Trustees”), considered and approved the Advisory Agreement effective as of the date of Closing. As described above, shareholders of a majority of the Fund’s outstanding shares approved the Advisory Agreement by means of the Written Consent.

Description of the Prior Advisory Agreement. Previously, Pulteney served as the investment manager to the Fund pursuant to an advisory agreement between the Trust, on behalf of the Fund, and Pulteney, which was executed on March 20, 2014, (the “Prior Advisory Agreement”). The Prior Advisory Agreement was approved by the Fund’s shareholder in 2014, and provided that it would terminate after an initial two-year term unless it was re-approved annually by the Fund’s Board, including a majority of the Independent Trustees.

Description of the Advisory Agreement. On October 15, 2015, the Board approved the Advisory Agreement with Kimberlite. As described above, shareholders of a majority of the Fund’s outstanding shares also approved the Advisory Agreement. The Board’s considerations in approving the Advisory Agreement are summarized below.

In deciding whether to approve the Advisory Agreement to Kimberlite, the Trustees considered numerous factors, including:

(i)

The nature, extent, and quality of the services to be provided by Kimberlite In this regard, the Board reviewed the services to be provided by Kimberlite to the Fund including, without limitation, its proposed investment advisory services to be provided to the Fund, its proposed coordination of services among the Fund’s service providers, its compliance procedures and practices, and its proposed efforts to promote the Fund and assist in its distribution.  The Board also noted that Mr. Neilinger was offering to serve the Fund as a trustee and (if elected) officer without additional compensation from the Fund, and that Mr. Neilinger had indicated additional Kimberlite personnel could provide similar executive officer services without additional compensation from the Fund (except for CCO, which may require additional compensation).  The Board also considered Kimberlite’s description of its preparations and plan for becoming investment adviser to the Fund, and Kimberlite’s relationship to Kimberlite Group LLC, an investment bank that owns 51% of Kimberlite (“Kimberlite Group”), including, without limitation, the types of support Kimberlite expects to receive from Kimberlite Group.  After reviewing the foregoing information and further information in the Adviser Memorandum (e.g., descriptions of the Adviser’s business and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by Kimberlite

2

would be satisfactory for the Fund.

(ii)

The investment performance of Kimberlite.  In this regard, because Kimberlite does not have a track record managing the Fund or an account with a substantially similar strategy to the Fund’s current strategy, the Board considered the experience of Mr. Neilinger, Kimberlite’s principal and portfolio manager, and Kimberlite’s future plans for the investment strategy of the Fund.  Following discussion of Mr. Neilinger’s experience and the resources of the Kimberlite Group, the Board concluded that the investment performance of Kimberlite would be satisfactory for the Fund.

(iii)

The costs of the services to be provided and profits to be realized by Kimberlite and its affiliates from the relationship with the Fund.  In this regard, the Board considered Kimberlite’s staffing, personnel, and methods of operating; Kimberlite’s compliance policies and procedures; the financial condition of Kimberlite and the proposed level of commitment to the Fund and Kimberlite by Mr. Neilinger and Kimberlite Group; the asset levels of the Fund; and the overall expenses of the Fund, including certain current fee waivers on behalf of the Fund to be entered into by Kimberlite.  The Board also discussed Kimberlite’s commitment to a voluntary fee cap through the expense limitation agreement, which Mr. Neilinger indicated that Kimberlite would continue at its current level.

The Board then compared the current expense cap of the Fund to a peer group of other funds comparable to the Fund.  The Board determined that, while the Fund’s expense cap is higher than the mutual funds compared, the current expense cap is nonetheless reasonably close to the average expense cap of the Fund’s peer group taking into consideration the Fund’s current size and Kimberlite’s plans for future growth.

The Board next discussed the management fee proposed under the Advisory Agreement, noting that it would reduce the Fund’s current management fee from 2.25% to 0.95% in anticipation of the Fund’s adoption of New Strategy that would not involve sub-advisers.  The Board compared the management fee Kimberlite would charge the Fund under the Advisory Agreement with the management fees charged to a peer group of other funds comparable to the Fund, and noted that the management fee proposed to be charged under the Advisory Agreement was comparable to the fees being charged to the peer funds identified.  The Board also considered potential benefits to Kimberlite in managing the Fund, including promotion of Kimberlite’s name.

Following further discussion, comparisons and consideration, the Board concluded that the fees to be paid to Kimberlite by the Fund would be appropriate and within the range of what would have been negotiated at arm’s length.

 (iv)

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.  In this regard, the Board considered that the Fund’s proposed fee arrangements with Kimberlite involve both a management fee and an Expense Limitation Agreement.  The Board noted that, while the management fee percentage would remain the same at all asset levels, assuming growth in the Fund’s assets under management, the Fund will benefit from economies of scale under its agreements with service providers other than Kimberlite.  Additionally, the Board determined that the Fund will experience benefits from the Expense Limitation Agreement and, due to the size of the Fund, the Fund will likely continue to experience benefits from the Expense Limitation Agreement until the Fund grows to a level where Kimberlite receives its full fee.

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed with Trustee counsel the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Differences between the Advisory Agreement and the Prior Advisory Agreement. The differences are as follows: (1) the Advisory Agreement is with Kimberlite, whereas the Prior Advisory Agreement was with Pulteney; and (2) the Advisory Agreement has an annualized management fee of 0.95% as compared to the fee under the Prior Advisory Agreement, which was 2.25%.  Other than the change in the investment adviser, the decrease in the management fee and a new two year term, the terms of the Advisory Agreement and the Prior Advisory Agreement are the same.

Expense Limitation Agreement. The Expense Limitation Agreement with Kimberlite is on the same terms as the prior agreement with Pulteney.  Consistent with Pulteney’s expense limitation agreement, Kimberlite has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive

3

of interest, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 2.64%.  Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 2.64% expense limitation. The current contractual agreement cannot be terminated prior to February 1, 2017 without the Board of Trustees’ approval. Expenses recoverable under the Fund’s prior expense limitation agreement with Pulteney are not recoverable by Kimberlite or any other person.

Information about Kimberlite. Kimberlite’s principal office is located at 230 Park Avenue, 28th Floor, New York, NY 10169. Kimberlite is owned 49% by Mr. Neilinger and 51% by Kimberlite Group, LLC.

Kimberlite has overall supervisory responsibility for the general management and investment of the Fund’s securities portfolio, and subject to review and approval by the Board, sets the Fund’s overall investment strategies under the Advisory Agreement.  Kimberlite also furnishes the Fund with office space and certain administrative services and provides the personnel needed to fulfill its obligations under the Advisory Agreement.

Mr. Neilinger, President and Treasurer of the Fund, serves as the Fund’s portfolio manager. Mr. Neilinger is also the President of Kimberlite and the President and Chief Compliance Officer of Congressional Capital Management LLC. Mr. Neilinger has over twenty five (25) years of experience in the industry and has held senior positions at Lehman Brothers, Deutsche Bank and Dresdner Bank. Most recently, Mr. Neilinger was the Chief Investment Officer and Vice Chairman of Aladdin Capital from 2008-2012.

The name, address and principal occupations of each principal executive officer of Kimberlite are listed below:

Neal Neilinger	230 Park Avenue, 28th Floor New York, NY 10169	President and Treasurer
Kyle R. Bubeck	P.O. Box 1150 Overland Park, KS 66207	Chief Compliance Officer
John Kelly	230 Park Avenue, 28th Floor New York, NY 10169	Secretary

Prospective Amendment to the Fund’s Investment Strategy

Overview. The Fund will temporarily transition up to 100% of its holdings to cash and/or cash equivalent positions in order to facilitate the transition to the New Strategy, so that the Fund will be invested in cash and cash equivalent positions as of and after the Transaction Closing occurs until the Updated RS Effective Date. In addition, on or shortly after Updated RS Effective Date, the investment strategy of the Fund will be changed to the New Strategy. At an in-person meeting held on October 15, 2015, the Trustees, including a majority of the Independent Trustees, considered and approved the temporary transition to cash and the implementation of the New Strategy on the Updated RS Effective Date. Shareholders, by means of the Written Consent, also approved the temporary transition to cash holdings and the implementation of the New Strategy on the Updated RS Effective Date.

Pending Changes to Investment Strategies and Risks. There is no proposed change to the Fund’s investment objective, which is to generate capital appreciation and income. Effective upon the Updated RS Effective Date, the Fund’s Investment Strategies and Risks will be as set forth in the table below, which shows a comparison of the Fund’s current strategies and risks with those as of the Updated RS Effective Date.

Current Investment Strategy	New Investment Strategy

The Fund attempts to generate enhanced risk-adjusted returns by allocating its assets among a group of experienced managers who will serve as sub-advisers (“Sub-Advisers”) to the Fund and who will employ investment strategies that, in the opinion of the Adviser, are complementary (i.e., strategies that do not substantially conflict with one another and that are generally non-duplicative).  The Adviser, in addition to being responsible for identifying and selecting Sub-Advisers and overseeing the portfolio construction process, may also (i) purchase securities for the Fund and (ii) implement options strategies in an effort to limit the Fund’s exposure to general market conditions or to manage market volatility.

Under normal market conditions, the Fund invests at least 50% of its net assets, plus any borrowings for investment purposes, in equity securities, including securities of small- and medium-sized issuers.  The types of equity securities in which the Fund generally invests include common stocks, preferred stocks, rights, warrants, convertibles, partnership interests, other investment companies, including exchange-traded funds (“ETFs”), and American Depositary Receipts (“ADRs”) and other similar investments, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund may invest up to 50% of its net assets in securities purchased on foreign exchanges, which does not include ADRs, EDRs and GDRs.  There is no limitation on the Fund’s ability to invest in ADRs, EDRs and GDRs and therefore the Fund’s exposure to foreign securities may be greater than 50% of the Fund’s net assets.  The Fund may invest up to 40% of its net assets (out of the 50% that may be invested in foreign securities) in foreign securities of issuers located in emerging markets.  The Fund may also invest up to 40% of its net assets in fixed income securities, including sovereign debt, corporate bonds, exchange-traded notes (“ETNs”) and debt issued by the U.S. Government and its agencies.  Such fixed income investments may include high-yield or “junk” bonds and generally range in maturity from 2 to 10 years.  The Fund may invest up to 10% of its net assets in currencies and forward currency contracts.   From time to time, the Fund may invest a significant portion of its assets in the securities of companies in the same sector of the market.  The Fund may also invest up to 40% of its net assets in option transactions.  These instruments may be used to enter a position in a more cost efficient manner rather than purchasing or selling an underlying security, or to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund.   The Fund may utilize leverage of no more than 30% of the Fund’s net assets, measured at the time the leverage is incurred, as part of the portfolio management process.

Investment Strategies employed by the Sub-Advisers may include the following:

Long/Short Equity. This strategy takes long and short positions in equity securities issued by companies across all market capitalizations, in both the U.S. and non-U.S. markets based on whether the Sub-Adviser believes the securities are likely to increase or decrease in value, respectively. The Fund takes a long position by purchasing a security. The Fund takes a short position by selling a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  The equity securities in which this strategy may invest include common stock, convertible securities, preferred stock, partnership interests, options, warrants, depository receipts, real estate investment trusts, (“REITs”), master limited partnerships (“MLPs”) and ETFs. Some Sub-Advisers may focus on certain sectors of the market.

Event-Driven. These are a broad category of investment strategies based on announced or anticipated events or a series of events and on investing in the securities of companies that could be affected by the occurrence of such events. The types of event-driven strategies that the Fund may utilize, but not be limited to, are Merger (Risk) Arbitrage (this strategy consists primarily of making investments that the Sub-Adviser expects will benefit from the successful completion of a merger or acquisition), and Equity/Debt Restructurings Long/Short (This strategy involves examining companies for the prospect of a variety of potential restructurings. The Sub-Adviser takes either a long or a short position in equity or fixed income securities of companies that are undergoing or have recently completed a restructuring).

Macro.  This strategy profits from changes in global economies, typically brought about by shifts in government policy that impact interest rates, in turn affecting currency, stock and bond markets, and market volatility generally.

Market Neutral.  An investment strategy where an equal dollar amount of securities are held both long and short.  The portfolio thereby theoretically maintains a neutral exposure to the market.  If longs selected are undervalued and shorts overvalued, there should be net benefit.  There are many variations on this basic structure: dollar neutral or equal dollars long and short; sector neutral with balanced sector weightings on both sides, and beta neutral.

Capital Structure Arbitrage.  An investment strategy by going long one security in a company’s capital structure that is considered undervalued, while at the same time going short another security in that same company’s capital structure is overvalued in the hopes of this spread tightening.

Distressed. Distressed restructuring strategies that employ an investment process focused on corporate fixed income instruments, primarily on corporate credit instruments of companies trading at significant discounts to their value at issuance or obliged (par value) at maturity as a result of either formal bankruptcy proceeding or financial market perception of near term proceedings.

The Adviser has broad discretion to determine the allocation of the Fund’s assets among the various Sub-Advisers, in addition to assets the Adviser may manage directly.  Accordingly, the percentage of the Fund’s assets managed by a Sub-Adviser will vary, and there may be times when a Sub-Adviser has no allocation.  In selecting and weighting investment allocations, the Adviser seeks to allocate Fund assets to Sub-Advisers that, based on their investment styles and historical performance, have the potential, in the opinion of the Adviser, to perform independently of each other and achieve positive risk-adjusted returns in various market cycles. The degree of correlation of any given investment strategy of a Sub-Adviser will, with other investment strategies and the market as a whole, vary as a result of market conditions and other factors, and some Sub-Advisers will have a greater degree of correlation with each other and with the market than others.

The Sub-Advisers invest in the securities described above based upon their belief that the securities have appreciation potential.  Each Sub-Adviser has complete discretion to invest its portion of the Fund’s assets as it deems appropriate, based on its particular philosophy, style, strategies and views.  While each Sub-Adviser is subject to the oversight of the Adviser, the Adviser does not attempt to coordinate or manage the day-to-day investments of the Sub-Advisers.

The Adviser regularly monitors and evaluates the performance of the Sub-Advisers, including their compliance with the investment objective, policies and restrictions of the Fund, and implements procedures to ensure that the Sub-Advisers comply with the Fund’s investment objectives, policies and restrictions.

The Fund sells (or closes a position in) a security when an adviser determines that a particular security has achieved its investment expectations or the reasons for maintaining that position are no longer valid, including: (1) if the adviser’s view of the business fundamentals or management of the underlying company changes; (2) if a more attractive investment opportunity is found; (3) if general market conditions trigger a change in the adviser’s assessment criteria; or (4) for other portfolio management reasons.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred and debt securities issued by U.S. and non-U.S. companies in the financial sector, including, without limitation:

•

corporate debt securities, including, without limitation, floating rate debt securities, bonds denominated in U.S. dollars that are issued by non-U.S. entities in the U.S. market (Yankee bonds) and Eurobonds denominated in U.S. dollars and non-U.S. currencies;

•

preferred securities, including, without limitation, floating rate preferred securities; and

•

hybrid securities, including, without limitation, convertible securities, convertible preferred securities,  contingent convertible securities (CoCos), trust preferred securities (TruPS) and perpetual preferred securities.

The Fund considers the financial sector to include, without limitation, depository and non-depository banking and credit institutions, securities and commodities brokers and related businesses, insurance carriers and related companies, real estate businesses (including real estate investment trusts (REITs)) and other diversified financial entities. The Fund may only change its 80% investment policy if the Fund provides shareholders with at least 60 days’ prior notice.

The Fund may invest in investment grade or non-investment grade securities (also known as “junk bonds” and “high yield securities”) without limitation; however, the Fund will generally seek to maintain a minimum weighted average rating of debt securities in which it invests of BBB-.  The Fund may invest in securities of U.S. or non-U.S. issuers, without limitation.  However, the Fund will limit its investment in securities issued by issuers in emerging market countries to less than 15% of its assets, as determined at the time of investment.

The Fund has no target duration for its investment portfolio and may invest in debt securities of any maturity. The Adviser expects that the stated maturities of debt securities in which the Fund will invest generally will be longer-term (ten years or more); however, the Fund’s portfolio managers may target shorter or longer durations in response to their view of the fixed income markets generally or any sector or industry thereof.

Current Principal Risks of Investing in the Fund	New Principal Risks of Investing in the Fund

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

Management Risk; Allocation Risk.  The skill of the Adviser and Sub-Advisers will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser and Sub-Advisers and on their ability to correctly identify economic trends, and on the ability of the Adviser to allocate the Fund’s assets among itself and the Fund’s Sub-Advisers.

Sub-Adviser Management Risk.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions.  Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

Depositary Receipt Risk.  The Fund’s equity investments may take the form of depositary receipts.  Depositary receipts may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the depositary security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. Fund investments in depositary receipts, which include ADRs, GDRs and EDRs, are not deemed to be investments in foreign securities for purposes of the Fund’s investment strategy.

Foreign and Emerging Market Securities Risk.  Foreign investments may carry risks associated with investing outside the United States, such as currency fluctuation, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Those risks are increased for investments in emerging markets.

Currency Risk.  Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

Small and Medium Companies Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Risks Related to Options. The Fund’s use of options involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. By using options, the Fund is subject to the risk of counterparty default, as well as the potential for unlimited loss.

ETF and Mutual Fund Risk.  When the Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  Inverse ETFs are subject to the risk that their performance will fall as the value of their benchmark indices rises.  The Fund also will incur brokerage costs when it purchases ETFs.

Fixed Income Securities Risk.  Interest rates may go up resulting in a decrease in the value of the fixed income securities held by the Fund.  Credit risk is the risk that an issuer will not make timely payments of principal and interest.  There is also the risk that an issuer may “call,” or repay, its high yielding bonds before their maturity dates.  Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment.  Limited trading opportunities for certain fixed income securities may make it more difficult to sell or buy a security at a favorable price or time.

High-Yield Securities Risk.  Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Exchange-Traded Note Risk.  The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index.  In addition, the notes issued by ETNs and held by a fund are unsecured debt of the issuer.

Leverage Risk.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. In addition, use of leverage can magnify the effects of changes in the value of a securities portfolio and thus make it more volatile.

Short Sale Risk. A short sale is the sale by the Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated and that this has a negative impact upon the market price of a stock.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Portfolio Turnover Risk.  A high portfolio turnover rate (100% or more) would increase the Fund’s transaction costs (including brokerage commissions and dealer costs), and could adversely impact the Fund’s performance.  Higher portfolio turnover may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover.

An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

Contingent Convertible Securities. Contingent convertible securities (“CoCos”) are a type of hybrid debt security typically issued by non-U.S. banks. CoCos are contingent upon a certain event occurring, as determined by the terms of the particular security. If that certain event occurs, depending on the terms of the particular security, CoCos may either convert into equity at a predetermined share price or be subject to an automatic write-down of the principal amount or value of the security.

If the CoCo becomes subject to an automatic write-down of the principal amount or value of the Fund, then the Fund will lose money. The write-down may even lower the principal amount or value of the security to zero, thereby cancelling the securities. The Fund may not have any rights to repayment of the principal amount of the securities that has become due. The Fund may also be unable to collect interest payments or dividends on such securities.

If the CoCos convert to common shares, the issuer may not pay dividends to common shareholders and the Fund may lose some or all of the income produced from the CoCos, reducing the Fund’s net asset value.

Convertible Securities. The Fund may invest in convertible securities, which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.  By investing in convertible securities, the Fund may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

Emerging Markets Risk.  In addition to the risks generally associated with investing in securities of non-U.S. companies, countries considered to be emerging market countries also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

Equity Securities Risk.  The prices of equity securities will fluctuate – sometimes dramatically – over time, and the Fund could lose a substantial part, or even all, of its investment in a particular issue. The equity securities in the Fund’s portfolio may include preferred stock and convertible securities.  Like common stocks, the value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Also, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures, is redeemed, or the conversion feature is exercised.  As a result of the conversion feature, the interest rate or dividend preference is generally less than if the securities were non-convertible.

Financial Services Businesses Concentration.  To the extent the Fund invests in companies principally engaged in financial services businesses, the Fund may be subject to greater risks than a portfolio without such a concentration.  This is especially true with respect to the risks associated with regulatory developments, competition, and economic developments in, or related to, financial services businesses.  Companies in industries within the financial services businesses are subject to risks from changes in legislation or government regulations affecting the those industries, financial events (e.g., significant market trading events (including electronic-based issues), market drops or corrections and economic downturns).  The Fund is particularly vulnerable to factors affecting financial services businesses, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation or increases thereof, and price competition, any of which may adversely affect these businesses.

Fixed Income Risk.  Risks of investments in fixed income securities include, without limitation, credit risk, interest rate risk, maturity risk, yield curve risk, prepayment risk and liquidity risk. These risks could affect the value of investments of the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

•

Credit Risk. The value of the Fund’s fixed income investments is dependent on the creditworthiness of their issuers. A deterioration in the financial condition of an issuer or a deterioration in general economic conditions may have an adverse effect on the value of the investment and may cause an issuer to fail to pay principal and interest when due.

•

Interest Rate Risk. The value of the Fund’s fixed income investments will generally vary inversely with the direction of prevailing interest rates. Generally, when interest rates rise, the value of the Fund’s fixed income investments is expected to decline.  This risk may be heightened in the current environment as interest rates are likely to experience increased volatility as a result of the conclusion of the US government’s quantitative easing program and the likelihood of a general rise in interest rates.

•

Maturity Risk. The value of the Fund’s fixed income investments is also dependent on their maturity. Generally, the longer the maturity of a fixed income security, the greater its sensitivity to changes in interest rates.

•

Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments held by the Fund. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable fixed income investments with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a fixed income investments will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term fixed income investments prices decrease relative to short-term fixed income investments prices.

•

Prepayment risk. This is the risk that the issuers of fixed income investments owned by the Fund will prepay them at a time when interest rates have declined. Because interest rates have declined, the Fund may have to reinvest the proceeds in fixed income investments with lower interest rates, which can reduce the Fund’s returns.

•

Liquidity Risk. Liquidity risk is the risk that a fixed income security may be difficult to sell at an advantageous time or price due to limited market demand (resulting from a downgrade, a decline in price, or adverse conditions within the fixed income market).  Liquidity risk may be further increased to the extent that dealers that have typically played market-making roles with respect to fixed income securities have a reduced capacity to fulfill that role, for example as a result of a decrease in proprietary trading in such securities or as a result of increased regulatory capital requirements.

Floating or Variable Rate Securities Risk.   Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter).  Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Fund relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks may be reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

Foreign Currency Risk. Foreign currency-linked investments risks include market risk, credit risk and country risk.  Market risk results from adverse changes in exchange rates in the currencies in which the underlying investment is long or short.  Credit risk results because a currency-trade counterparty may default.  Country risk arises because a government may interfere with transactions in its currency.

Foreign Securities Risk.  Foreign investments are subject to risks not usually associated with owning securities of U.S. issuers. There is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund from foreign markets, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign markets also involve currency risk, which is the risk that the values of the Fund’s investments denominated in foreign currencies will decrease due to adverse changes in the value of the U.S. dollar relative to the value of foreign currencies.

Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.

Income Risk.  The income that shareholders receive from the Fund is based primarily on the interest it earns from the Fund’s investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s bond holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase.

Junk Bonds or High Yield Securities Risk.  High yield securities and unrated securities of similar credit quality are considered to be speculative with respect to the issuer’s continuing ability to make principal and interest payments and are generally subject to greater levels of credit quality risk than investment grade securities. High yield securities are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These fixed income securities are considered below “investment-grade.” The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated fixed income securities, and adverse conditions could make it difficult at times to sell these securities or could result in lower prices than higher-rated fixed income securities. These risks can reduce the value of the Fund’s shares and the income it earns.

Leverage Risk.  Leverage is the practice of borrowing money to purchase securities.  If the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage. In addition, use of leverage can magnify the effects of changes in the value of a securities portfolio and thus make it more volatile.

Management Risk.  The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the investment skill and ability of the Adviser to correctly identify economic trends.

Market Risk.  The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money.

New Adviser Risk.  The Adviser is a new entity that was formed and registered as an investment adviser in 2015, which may limit its effectiveness.

New Portfolio Manager Risk. Although the Fund’s portfolio manager, Neal Neilinger, has managed and continues to manage separately-managed accounts, he does not have previous experience managing a registered investment company prior to serving as the portfolio manager of the Fund, which may limit his effectiveness.

Portfolio Turnover Risk.  As a result of its trading strategy, the Fund may sell portfolio securities without regard to the length of time they have been held and will likely have a higher portfolio turnover rate than other registered investment companies.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, higher turnover generally results in additional Fund expenses.  High rates of portfolio turnover may lower the performance of the Fund due to these increased costs and may also result in the realization of short-term capital gains.  If the Fund realizes capital gains when portfolio investments are sold, the Fund must generally distribute those gains to shareholders, increasing the Fund’s taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains that are taxed to shareholders at ordinary income tax rates.

Preferred Securities Risk. Preferred securities (both traditional and hybrid) are subject to risks associated with both equity and debt instruments. These risks include, but are not limited to, interest rate risk, credit risk, liquidity and redemption risk, limited voting rights risk, regulatory risk and call, reinvestment and income risk.

•

Call, Reinvestment and Income Risk. Call risk is the risk that during periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than the maturity date. Recent regulatory changes may increase call risk associated with certain types of preferred securities. If this occurs, the Fund may have to reinvest in lower yielding securities, which is referred to as reinvestment risk. The issuer may also decide to call the preferred securities by repurchasing the security prior to the maturity date. An issuer may call the security if the issuer can refinance the debt at a lower interest rate due to declining market interest rates, an improvement in the credit standing of the issuer or if regulatory changes affect the capital treatment of a security. Declining interest rates may also cause a decline in the income from the Fund’s portfolio when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate.

•

Credit Risk. If an issuer of the Fund’s preferred securities suffers a decline in its financial status, the Fund’s portfolio may also decline in price. The issuer may also fail to make dividends, interest or principal payments when due. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

Interest Rate Risk. Preferred securities may decline in value due to a change in market interest rates. Typically the market value of preferred securities falls when market interest rates rise, possibly causing the Fund to underperform. Preferred securities with longer terms until maturity may be more vulnerable to interest rate changes.

•

Limited Voting Rights Risk. Holders of preferred securities typically have no voting rights regarding the issuer, unless preferred dividends have been in arrears for a certain period of time, at which point the preferred security holders may be able to elect one or more directors to the issuer’s board of directors. However, these voting rights are typically removed once the dividend payments become current. Furthermore, hybrid-preferred security holders have no voting rights.

•

Liquidity and Redemption Risk.  Preferred securities may be significantly less liquid than other securities. This illiquidity may mean that it will not be possible for the Fund to sell the preferred securities at the time desired or at prices at which the Fund is valuing the preferred securities in its records. Moreover, if an issuer of securities held by the Fund redeems the underlying securities, then the Fund may be forced to liquidate securities at lower prices than desired by the Fund.

•

Regulatory Risk. Recent regulatory changes may adversely affect the performance of certain preferred securities. The potential impact of these changes on preferred securities and the Fund’s ability to achieve its investment objective is unclear at this time. Such regulatory changes may increase issuers’ incentives to call or redeem a security prior to a specified date. Additionally, preferred securities have been and may in the future be offered having features other than those described herein.

Real Estate Securities. The Fund will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein, including real estate investment trusts (“REITs”).  REITs are generally publicly traded on national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, defaults by borrowers or tenants, overbuilding in a given market and environmental problems.

Sector Risk.  To the extent the Fund invests a significant portion of its assets in the securities of companies in the same sector of the market, the Fund is more susceptible to economic, political, regulatory and other occurrences influencing those sectors.

Short Sale Risk. A short sale is the sale by the Fund of a security that it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

Tax Risk.  The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the U.S. tax code, future changes in tax laws and regulations, including changes as a result of the “sunset” provisions that currently apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income.  The Fund’s ability to pursue its investment objective, the value of the Fund’s investments and the Fund’s net asset value may be adversely affected by changes in tax rates and policies.

Trust Preferred Securities. Trust-preferred securities (“TruPS”) are typically issued by entities such as special purpose bank subsidiaries. TruPS, which have no voting rights, have a final stated maturity date, and a fixed schedule for periodic payments. Although TruPS have liquidation preference over common and preferred stock, they are subordinate to more senior debt securities of the same issuer.

The market value of TruPS may be more volatile than the market value of other, more traditional types of debt securities. For example, the issuer may defer interest payments for up to five years, subject to other conditions, adversely affecting the NAV of the Fund, as the holder of the TruPS.  Interest on the deferred payments would accrue during this time period, but the issuer’s decision to defer payments may cause the value of the TruPS to fall. Moreover, at the end of the permissible deferral period, the issuer may default on its payments, in which case the Fund may not be able to recover its principal or the accrued interest payments.

Description of Management Fee Changes. Under the Prior Advisory Agreement, the Fund paid Pulteney an annual management fee of 2.25% of average daily net assets of the Fund. As noted above, effective on the Closing, under the Advisory Agreement the Fund pays Kimberlite an annual management fee equal to 0.95% of average daily net assets of the Fund. On October 15, 2015, the Board considered matters related to the New Strategy and the decrease of the management fee associated with the New Strategy and Kimberlite. The Board considered that the new management fee would decrease by more than half of the current management fee and compared the Fund’s management fee (as it would be after the decrease) with fees paid to other investment advisers of comparable funds.  The Board also noted that Kimberlite would subsidize the Fund to the extent necessary to meet its obligations under the Expense Limitation Agreement.  The Board also considered that the Fund’s expense ratio is within a reasonable range of other funds that the Board determined to be comparable to the Fund based on the type of fund, the style of investment management and/or the nature of the markets invested in, among other factors.

Comparison of Pro Forma Expenses of Prior and New Fees. Set forth below is a comparison of (a) the Fund’s fees and operating expenses under the Prior Advisory Agreement and prior fee structure, to (b) the fees and expenses under the current Advisory Agreement with Kimberlite.

8

Pro Forma Expense Comparison of Current and New Fees

Expense Information Under the Prior Advisory Agreement	Expense Information Under the Advisory Agreement

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)

None

Redemption Fee
(as a percentage of amount redeemed (sold) within sixty (60) days of the initial purchase of shares in the Fund)

1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees

2.25%

Distribution and/or Service (12b-1) Fees

0.25%

Other Expenses (includes Interest and Dividend Expenses on

8.24%

Securities Sold Short)[1] Interest and Dividends on Securities Sold Short

0.15%

Acquired Fund Fees and Expenses

0.00%

Total Annual Fund Operating Expenses

10.74%

     Fee Waiver and/or Expense Reimbursement [2]

7.59%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [2]

3.15%

[1] Expense information has been restated to reflect current fees.

[2] Pulteney Street Capital Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest on borrowings and interest and dividends on securities sold short, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 2.64%.  Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 2.64% expense limitation for the year repayment is requested. The current contractual agreement cannot be terminated prior to November 1, 2016 without the Board of Trustees’ approval.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until November 1, 2016.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested

1 Year

3 Years

5 Years

10 Years

$318

$2,382

$4,216

$7,955

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)

None

Redemption Fee
(as a percentage of amount redeemed (sold) within sixty (60) days of the initial purchase of shares in the Fund)

1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees

0.95%

Distribution and/or Service (12b-1) Fees

0.25%

Other Expenses (includes Interest and Dividend Expenses on

8.24%

Securities Sold Short)[1] Interest and Dividends on Securities Sold Short

0.15%

Total Annual Fund Operating Expenses

9.44%

Fee Waiver and/or Expense Reimbursement [2]

(6.40)%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement [2]

3.04%

[1] Expense information has been restated to reflect current fees, which are based on contractual reductions pursuant to a new advisory agreement.

[2] Kimberlite Asset Management, LLC (the “Adviser”) has entered into a contractual agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of interest on borrowings and interest and dividends on securities sold short, taxes, brokerage fees and commissions, 12b-1 fees, Acquired Fund Fees and Expenses, and extraordinary expenses) to not more than 2.64%.  Subject to approval by the Fund’s Board of Trustees (the “Board”), any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 2.64% expense limitation for the year repayment is requested. The current contractual agreement cannot be terminated prior to February 1, 2017, without the Board’s approval.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The expense example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only until February 1, 2017.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested

1 Year

3 Years

5 Years

10 Years

$307

$2,147

$3,828

$7,419

Fundamental Restrictions

A majority of shareholders of the Fund have approved changes to the Fund’s fundamental restrictions regarding borrowing and concentration to clarify that the Fund is permitted to invest consistently with the New Strategy when it is implemented.  With respect to the Fund’s fundamental restriction on borrowing, the restriction was amended to delete a statement that “The Fund will not purchase securities at any time that outstanding borrowings exceed 5% of the Fund’s total assets.”  With respect to the Fund’s fundamental restriction on concentration, the restriction was amended to clarify that, effective with the implementation of the New Strategy, under normal market conditions, the Fund will invest more than 25% of its net assets in securities issued by companies operating in the financial services industry or group financial services industries.  A comparison of the fundamental restrictions regarding borrowing and concentration before and after the changes is set forth below:

9

Current Fundamental Restriction	Amended Fundamental Restriction

Borrowing.  Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.  The Fund will not purchase securities at any time that outstanding borrowings exceed 5% of the Fund’s total assets.

Borrowing.  Borrow money, except to the extent permitted under Section 18(f)(1) the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Concentration. With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities.  This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.  Additionally, the Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets.

Concentration. With respect to 75% of its total assets, the Fund may not: (i) purchase 10% or more of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, 5% or more of the Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities. Additionally, the Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets, except that, under normal market conditions, the Fund will invest more than 25% of its net assets in the securities issued by companies operating in the financial services industry or group of financial services industries.

Election of New Trustees

A majority of shareholders of the Fund have elected Neal Neilinger, Frank Codey, and Alan Bluestine to the Board, pursuant to the Written Consent.  Each of the Trustees has agreed to serve an indefinite term and to serve until his successor is duly elected and qualified.

Edward J. Breslin, Paul S. Buckle, Alfred E. Smith, IV, and Sean McCooey previously were elected Trustees by the initial shareholder of the Fund in 2014 and together constituted the complete Board.

The approval and consent in writing by the majority shareholders of the Fund was sufficient under the Trust’s Declaration of Trust to elect the New Trustees.  Accordingly, the election of the Board will not be submitted to the other shareholders of record as of the First Record Date of the Fund for their approval.  The New Trustees were installed on January 1, 2016 after Messrs. Edward J. Breslin, Paul S. Buckle, Alfred E. Smith, IV, and Sean McCooey resigned as Trustees.

Information about the Board of Trustees, Officers and Principal Shareholders

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act), by virtue of their affiliation with either the Trust or the Adviser are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships During the Past 5 Years
Independent Trustees
Frank Codey 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee	Since 1/2016

President of The Colt Group, LLC (a financial services consulting firm) (2013 - Present); President of Financial Intellect (financial industry data and research provider) (2013 – Present); President and Chief Operating Officer of Equinox Group Distributors (2011- 2013); Director of Operations at Braver Stern Securities (2010 – 2011).

				One	None
Alan M. Bluestine 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee	Since 1/2016	Chief Operating Officer of RockView Management, LLC (investment advisory firm) (2007 – Present).	One	None
Interested Trustee*
Neal Neilinger 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1964	Trustee, President and Treasurer	Since 1/2016

President of Kimberlite Asset Management, LLC (2015 – present); President and Chief Compliance Officer of Congressional Capital Management, LLC (2012 – present); Chief Investment Officer and Vice Chairman of Aladdin Capital (2008-2012)

				One	None
Officers
Kyle R. Bubeck P.O. Box 11550 Overland Park, KS 66207 Year of Birth: 1955	Chief Compliance Officer	Since 2014	President and Founder of Beacon Compliance Services, Inc. (2010 – present); CFO and CCO of Trendstar Advisors, LLC (2003 – 2009).	n/a	n/a
John Kelly 230 Park Avenue, 28th Floor New York, NY 10169 Year of Birth: 1991	Secretary	Since 1/2016	Analyst, Kimberlite Group (since June 2015). Previously, Mr. Kelly was a student at Johns Hopkins University, where he graduated in 2015 with a BA in Economics.	n/a	n/a

* The Interested Trustee is an Interested Trustee because he is an officer and employee of Kimberlite.

Board Structure.  The Trust’s Board of Trustees includes two independent Trustees and one interested Trustee (Mr. Neilinger), who is Chairman of the Board of Trustees.  The Board has not appointed an independent Trustee to serve as lead independent Trustee because, among other things, the Board’s current and historical small size and the fact that there is a single fund of the Trust permit Trust management to communicate with each independent Trustee as and when needed, and permit each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function.  The Board may consider appointing an independent Chairman or a lead independent Trustee in the future, particularly if the Board’s size or the Trust’s complexity materially increases.

With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. Neilinger, and the Trust’s Chief Compliance Officer, Kyle R. Bubeck, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each Committee is comprised entirely of independent Trustees.

Qualification of Trustees.  The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

•

Mr. Neilinger has over twenty five years of experience in the financial industry, having held senior positions at Lehman Brothers, Deutsche Bank, Dresdner Bank and Aladdin Capital.

•

Mr. Codey has more than twenty-five years of experience as a senior product and strategy executive in the financial services industry, including positions at Bear Stearns, J.P. Morgan, Braver Stern Securities, Equity Fund Management, Equinox Group Distributors and the Colt Group.

•

Mr. Bluestine has over twenty years of experience in the financial services industry.  Mr. Bluestine is

11

current Chief Operating Officer of RockView Management, LLC.  Previously, Mr. Bluestine served as Chief Operating Officer at Zpoint Advisors LP and as Chief Financial Officer and Managing director at Sands, Brothers & Co., Ltd.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out by the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee:  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee also serves as the Trust’s qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the fiscal year ended December 31, 2015.

Nominating Committee:  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee meets only as necessary and met once during the fiscal year ended December 31, 2015.

Proxy Voting Committee:  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended December 31, 2015.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of December 31, 2015 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies
Edward J. Breslin	A	A
Paul S. Buckley	A	A
Sean McCooey	E	E
Alfred E. Smith, IV	A	A

* Each Trustee serves as a trustee to the one fund of the Trust. Figures are for the year ended December 31, 2015, and for the persons who served as the members of the Board of Trustees at such time.

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee**	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Edward J. Breslin	None	None	None	None
Paul S. Buckley	None	None	None	None
Alfred E. Smith, IV	None	None	None	None
Interested Trustees
Sean McCooey	None	None	None	None

*    Figures are for the year ended December 31, 2015, and for the persons who served as the members of the Board of Trustees at such time.

**  Each of the Trustees serves as a Trustee to the one fund of the Trust.

Control Persons and Principal Holders of Voting Securities.  The Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) on the First and Second Record Dates 13.38%  and 13.39%, respectively, of the shares of the Fund.  As of the First and Second Record Dates, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of either Record Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent on First Record Date	Percent on Second Record Date
Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	41,390.02 Shares	37.75%	37.79%
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104-4154	21,850.71 Shares	19.93%	19.95%
John D. Bryan PO Box 1929 Lake Oswego, OR 97035	8,481.93 Shares	7.74%	7.74%

 Additional Information. Only one copy of this information statement will be mailed to a shareholder holding shares in multiple accounts within the Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this information statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the information statement will be delivered promptly upon request. Requests may sent to Fund c/o Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, or made by calling the Fund at 855-318-2804.

ADDITIONAL FUND INFORMATION

General Information and Mailing Address. The Trust is an open-end registered management investment company under the 1940 Act, and is organized as a Delaware statutory trust. The Fund is a series of the Trust. The mailing address of the Trust and the Fund is 230 Park Avenue, 28th floor, New York, NY 10169.

Adviser. Kimberlite Asset Management, LLC, 230 Park Avenue, 28th Floor New York, NY 10169, serves as the Fund’s investment adviser. The Adviser became a registered investment adviser with the Securities Exchange Commission in 2015. The Adviser serves as the Fund’s investment adviser pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust on behalf of the Fund. The Adviser manages the Fund’s investments in accordance with the stated investment objective and policies of the Fund, subject to the oversight and supervision of the Board. The Adviser also assists with: (a) non-advisory operations of the Fund, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information, (d) the preparation of reports to be filed with the SEC and other regulatory authorities, and (e) maintaining certain of the Fund’s records. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee based on an annualized rate of 0.95% of the average daily net asset value of the Fund. The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” as indicated in the fee table provided above. It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Trustees. However, there can be no assurances that the Adviser will continue to waive fees as currently agreed to or in general once the term of the Expense Limitation Agreement has expired.

Distributor. Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as the Trust’s distributor (the “Distributor”) on behalf of the Fund. The Distributor is not affiliated with Kimberlite.

Administrator and Transfer Agent. Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147, serves as the Fund’s administrator and transfer agent.

13

Financial Information. A copy of the Annual Report for the Fund for the most recent fiscal year ended (i.e., December 31, 2014), including financial statements, has previously been mailed to shareholders. Upon request, the Fund will furnish, without charge, to any of its shareholders a copy of the Annual Report of the Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Requests may be made in writing to the Fund c/o Mutual Shareholder Services, LLC, at 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147.

14

EXHIBIT A – TRANSACTION AGREEMENT

TRANSACTION AGREEMENT

by and among

KIMBERLITE ASSET MANAGEMENT, LLC, PULTENEY STREET CAPITAL MANAGEMENT, LLC and

The other parties  signatory hereto.

Dated:   September 16, 2015

This TRANSACTION AGREEMENT, dated as of September 16, 2015, by and among KIMBERLITE ASSET MANAGEMENT, LLC, a Delaware limited  liability company, on the one  hand  (“Buyer”),  and  PULTENEY  STREET  CAPITAL  MANAGEMENT,  LLC,  a Delaware limited liability company (“PSCM” or “Seller”), and SEAN M. MCCOOEY (“McCooey”), on the other hand.

RECITALS

WHEREAS, Buyer  desires to purchase  from  Seller, and  Seller desires to  sell and  assign to Buyer, that certain  Investment  Management  Agreement and Expense Limitation Agreement by and between Seller and the PSP Family of Funds (f/k/a “Congressional Effect Family of Funds”), a Delaware Statutory Business Trust (the “Trust” ) on behalf of its sole series of  shares, the PSP Multi-Manager Fund (f/k/a “Congressional Effect Fund”) (CEFFX, CEFRX (if applicable) and CEFIX) (the “Fund’’), upon the  terms  and  subject to the conditions hereinafter  set forth (the “Asset Purchase”); and

WHEREAS, in connection with the Asset Purchase, Buyer will only assume certain specified liabilities of Seller as further set forth herein, with Seller and/or McCooey retaining all other liabilities.

NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

Definitions and Rules of Construction

1.1     Definitions. As used in this Agreement, the following terms   shall   have   the meanings  set forth below:

“Accounts Receivable” means (a) all accounts receivable and other rights to payment from customers of Seller with respect to the Fund and (b) any claim, remedy or other right related to the foregoing.

“Advisers Act” means the Investment Advisers Act of 1940, as amended.

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities  having  ordinary  voting  power  for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract  or otherwise.

“Agreement” means this Transaction Agreement, as it may be amended from time to time in accordance with its terms.

“Ancillary Documents “ means the documents being  executed and delivered in connection with this Agreement and the transactions contemplated hereby, including, but not limited to (1)

that certain resolution of the Board of Trustees of the Trust   approving the   engagement of the Buyer as investment adviser to the Fund  and the accompanying  assignment of the Investment Advisory  Agreement  to  Buyer  as  contemplated  under    this    Agreement;  (2)  a    consent  to assignment of the Investment Advisory  Agreement   to  Buyer   as contemplated under this Agreement executed by holders of not less than  a majority  of the shares of the Fund; and (3) the License Agreement.

“Assets” has the meaning set forth in Section 2.2.

“Asset Purchase” has the meaning set forth in the Recitals.

“Assumed Liabilities” has the meaning set forth in Section 2.4.

“AUM’  shall  mean  the  assets  under  management  of  the  Fund  as  of  a  given  date  as determined by the Fund Administrator, as supported by custodial statements for the Fund.

“Business Day” means any day other than a Saturday, Sunday or a day on which banks are closed in New York, New York.  If any period  expires on a day which  is not a Business  Day or any event or condition is required by the terms of this Agreement  to occur or be  fulfilled on a day which is not a Business  Day,  such period  shall expire or such event or condition  shall occur or be fulfilled, as the case may be, on the next succeeding  Business Day.

“Buyer” has the meaning set forth in the Preamble.

“Closing” has the meaning set forth in Section 2.1.

“Closing Cash Consideration” has the meaning set forth in Section 2.6.

“Closing Date” has the meaning set forth in Section 2.1.

“Closing Date Fund Investor” has the meaning set forth in Section 3.13(a).

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or corresponding provisions  of subsequent  superseding federal  revenue Laws.

“Contemplated Transactions” means the transactions contemplated by this Agreement and the Ancillary D o cu m en t s .

“Contract” means any agreement,   contract, license,   arrangement, understanding, obligation or commitment to which a party is bound or to which its   assets   or   properties   are subject, whether oral or written,  and any amendments  and  supplements  thereto.

“Copyrights” means all registered and unregistered United States and non-United States copyrights, including copyrights in Software.

“Excluded Assets” has the meaning set forth in Section 2.3.

“Expense Limitation Agreement” means that certain Expense Limitation Agreement by and between the Seller and the Trust with respect to the Fund dated March 20, 2014, a copy of which is attached as Exhibit A.

“Event”   means   any  event,   change,   development,   effect,   condition,   circumstance, matter, occurrence or state of facts.

“Financial Statements” has the meaning set forth in Section 3.5(a).

“Fund Investor” means each equity investor in the Fund.

“Fund” has the meaning set forth in the Preamble.

“Fund  Administrator” means  the Fund’s  administrator  at the time that AUM is being calculated.

“Fund Business” means the business of the Fund.

“Fund Intellectual Property” has the meaning set forth in Section 3.8(a).

“GAAP” means generally accepted accounting principles as set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements   and   pronouncements   of   the   Financial   Accounting   Standards Board or in such other statements by such other Person as may be approved   by   a significant segment of the accounting profession in the United States.

“Governmental Authority “ means any nation or government, any foreign or domestic federal, state, county, municipal or other political instrumentality or subdivision thereof and any foreign or domestic entity or body exercising executive, legislative, judicial, regulatory, administrative or taxing functions of or pertaining  to government,  including any   court.

“Governmental Consents” has the meaning set forth in Section   3.4.

“Indebtedness” means all obligations and indebtedness (a) for  borrowed   money  (other than trade debt and other similar liabilities incurred in the ordinary course of business),  (b) evidenced by a note, bond, debenture or similar instrument, (c)  created  or  arising  under  any capital lease, conditional sale, earn out or other arrangement for the deferral of purchase  price  of any property, (d) under letters of credit,  banker’s  acceptances  or  similar  credit  transactions,  (e) for any other Person’s obligation or indebtedness of the same type  as   any  of  the  foregoing, whether as obligor, guarantor or otherwise, (f) for interest on any  of the  foregoing  and/or  (g) for any premiums, prepayment or termination  fees, expenses  or breakage  costs due upon prepayment of any of the  foregoing.

“Indemnitee” has the meaning set forth in Section 9.2.

“Intellectual  Property”  means  Patents,  Copyrights,  and  Trademarks,  Trade  Secrets, Software and Technology,  and all rights therein  arising under any  Law.

“Investment Advisory Agreement” means that  certain  Investment  Advisory  Agreement by and between  Seller and the Trust with respect to the Fund  dated March 20, 2014, a copy of which  is attached  as Exhibit B.

“Knowledge of Seller”  means, as to  a particular matter,   the   actual   knowledge   or awareness  of McCooey, after due inquiry into such  matter.

“Laws” means all laws, Orders, statutes, codes, regulations, ordinances, decrees, rules, or other requirements with similar effect of any Governmental Authority.

“Liability” means, with respect to  any Person,  any  liability  or obligation  of such Person of any kind, character or description,  whether  known  or  unknown,  absolute  or  contingent, accrued or unaccrued, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or   unvested,   executory,   determined,   determinable   or   otherwise   and whether or not the same is required  to be accrued  on the financial  statements of such   Person.

“License Agreement” means that certain License Agreement to be entered into on the Closing Date by and between Buyer and Seller whereby Seller will provide a limited, non- transferable  license to Buyer  of the right to use the  “PSP Multi-Manager” strategy  for the Fund, a copy of which  is attached as Exhibit  C.

“Lien” means any lien, statutory or otherwise, security interest, mortgage, deed of trust, option, priority, pledge, charge, right of  first  refusal,  easement,  right-of-way,  encroachment, license to a third party, lease to a third parties or other encumbrance  or similar right  of others, or any agreement to  give any of the foregoing.

“Litigation” has the meaning set forth in Section 3.11.

“Loss” or “Losses” has the meaning set forth in Section 9.2(a).

“Material Adverse Effect” means (a) a material adverse effect on the business, condition (financial or otherwise), assets, liabilities, results of operation  or prospects  of the Fund  Business and the Assets taken as a whole; or (b) any Event that results in  a material  impairment  on the ability of Buyer to continue operating the Fund Business  after the  Closing  in  substantially  the same manner as operated immediately prior to the date  of  this  Agreement;  provided,   that  any effect resulting from any of the following shall not be considered when determining whether a Material Adverse Effect shall have occurred:  (i) changes  in general  economic  conditions  or (ii) acts of terrorism, armed hostilities or war, except with respect to clauses (i) and (ii), to the extent (and only to the extent) that the Fund Business is materially disproportionately impacted by such events in comparison  to  others in the industry in which they  operate.

“Material Contracts” has the meaning set forth in Section 3.9(a).

“Most Recent Unaudited Financial Statements”  has  the  meaning  set  forth  m Section Section 3.5(a).

“Orders” means all judgments, orders, writs, injunctions, decisions, rulings, decrees and awards of any Governmental Authority.

“New Prospectus” has the meaning set forth in Section 6.3(i).

“Patents” means all United States and non-United States patents and applications therefore, including provisionals, divisions, reissues, continuations, continuations-in-part, reexaminations, renewals and extensions of the foregoing, and statutory invention registrations, utility models and utility model applications.

“Permits” means any permits, licenses, orders, certificates, authorizations and approvals of any Governmental Authority.

“Permitted Lien” shall mean any (i) Lien in respect  of Taxes, if due, the validity of which is  being  contested  in  good  faith  by  appropriate     proceedings  during  which  collection  or enforcement is stayed, or Liens in respect of Taxes not yet due and payable,  (ii) mechanics’, carriers’, workmen’s, repairmen’s or other like Liens arising or incurred in the ordinary course of business, and (iii) with respect to leasehold interests, mortgages and other Liens incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased real property.

“Person” means any individual, person, entity, general partnership, limited partnership, limited liability partnership, limited liability company, corporation, joint venture, trust, business trust, cooperative, association, foreign trust or foreign business organization and the heirs, executors, administrators, legal representatives, successors and assigns of the “Person” when the context so permits.

“Platform” means a company that offers shares of the Fund for sale as one of the investments offered to its clients.

“Platform Approval’ has the meaning set forth in Section 2.6(b).

“Platform Approval Statement” has the meaning set forth in Section 6.3(k). “Prohibited  Business”

has the meaning set forth in Section 5.5(a). “Remedial Effects” has the meaning set forth in Section 9.4.

“Retained Liabilities” has the meaning set forth in Section 2.5. “Securities Act” has the meaning set forth in Section 3.15(a). “Seller” has the meaning set forth in the Preamble.

“Seller  Disclosure  Schedule”  means  the  disclosure  schedule  of  even  date  herewith delivered by Seller in connection with the execution and delivery of this Agreement.

“Seller   Contracts”   means   the  Investment   Advisory   Agreement   and  the  Expense

Limitation Agreement.

“Software” means the manifestation, in tangible or physical (including digital) form, including in magnetic media, firmware,  and  documentation,  of  computer  programs  and databases, including data therein, such computer programs and databases to   include,   but   not limited to, management information systems and personal computer   programs,   websites   and content therein. The tangible manifestation of such programs may be in the form of, among other things, source code, flow diagrams, listings, object code and microcode. Software does not include any Technology.

“Subsidiary”  means, with respect to any Person, any corporation  or other organization, whether incorporated  or unincorporated, (a) of which such Person or any other Subsidiary  of such Person is a general partner (excluding  partnerships,  .the general partnership  interests  of which held by such Person  or any Subsidiary  of such Person  do not have a majority  of the voting interests in such partnership),  or (b) at least a majority of the securities or other interests of which  having  by their  terms  ordinary  voting  power  to elect  a majority  of the  board  of directors  or others  performing  similar  functions  with  respect  to  such  corporation  or  other organization  is directly  or indirectly  owned  or controlled  by such  Person  or by any one or more of its Subsidiaries,  or by such Person and one or more of its Subsidiaries.

“Surviving Representations” has the meaning set forth in Section 9.1.

“Tax” or “Taxes” means all federal, state, local and foreign income,   profits,   franchise, gross receipts, environmental, customs duty, capital stock, severances, stamp, payroll, sales, employment, unemployment, disability, use, property,   withholding,   excise   production,   value added, occupancy, Transfer Taxes, and other taxes, duties or  assessments   of  any  nature whatsoever, together with  all interest, penalties  or additions to tax  attributable to such taxes and any Liability arising under any tax sharing agreement or  any  Liability  for  Taxes  of  another Person  by  Contract,  as  a  transferee  or  successor,  under  Treasury  Regulation  §1.1502-6  or analogous  state, local or foreign Law, whether disputed or not.

“Tax Return” means any report, return, statement or other written information (including elections, declarations, disclosures, schedules, estimates and information returns)  required  to be filed by Seller with or supplied by Seller to a Taxing Authority in connection  with any Taxes and any amendment thereto.

“Taxing Authority” shall mean any government or any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body, having jurisdiction over the assessment, determination, collection or other imposition of Taxes.

“Technology”  shall  mean  all types  of technology,  technical  information,  know-how, and data, whether or not reduced to tangible or physical form, whether a Trade Secret or not, including:  product  definitions  and  designs;  inventions;  research  and  development; engineering,  manufacturing, process,  test,  quality  control,  procurement,  and  service specifications,  procedures, processes, standards, and reports; blueprints; drawings; materials specifications,   procedures,   standards,   and  lists;  catalogs;   technical   information   and  data

relating  to  marketing  and  sales  activity;  and  formulae.  Technology  does  not  include  any

Software.

“Trade Secrets” means information, unpatented inventions, discoveries, data and any other intangible items in any form that are  considered to be proprietary  information  by  the owner, is maintained  on a confidential  or secret basis  by the owner, and is not generally known  to  other parties.

“Trademarks” means all United States and non-United States trademarks, service marks, trade names, brand names, trade dress, domain names and other identifiers of source or goodwill, together with all registrations and applications for registration thereof, and all goodwill associated therewith.

“Transfer Taxes” means all transfer, documentary, sales, use, stamp, registration  and other such Taxes and fees (including any penalties and interest)  incurred in connection with the  sale of the Assets (including any transfer or similar Tax imposed by any Governmental Authority). For the avoidance of doubt, Transfer Taxes do not include any taxes based upon or measured by income or gains, which shall be paid entirely by Seller.

“Treasury Regulations” means the regulations promulgated under the Code, as amended from time to time (including any successor regulations).

“Trust” has the meaning set forth in the preamble.

1.2

Rules of Construction.  Unless the context otherwise requires:

(a)

A capitalized  term has the meaning assigned to it;

(b)      An accounting term not   otherwise defined has the meaning assigned to it in accordance with GAAP;

(c)        References  in  the  singular   or  to  “him,”   “her,”  “it,”  “itself,”   or  other  like references,  and references  in the plural  or the feminine  or masculine  reference,  as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be;

(d)       References to Articles, Sections and Schedules shall refer  to  articles,  sections and schedules  of this Agreement,  unless  otherwise  specified;

(e)        The headings in this Agreement  are  for  convenience  and  identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision  thereof;

(f)        This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party that drafted and caused this Agreement to be drafted;

(g)

All  monetary figures  shall  be in  United   States  dollars  unless   otherwise specified;

(h)

References  to  “including”  in  this  Agreement  shall  mean  “including,  without limitation,” whether or not so specified; and

(i)

The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if.”

ARTICLE II

Purchase and Sale of the Assets

2.1       Closing. The closing of the Contemplated Transactions (the “Closing”) will take place at the offices of Kimberlite Asset Management, LLC, located at 623 Fifth Avenue, 16th Floor, New York, NY 10022, at 10:00 A.M. local time on the  second  Business Day or such other date as is mutually agreed by the parties  immediately following the  day  on which  the last of the conditions set forth in Article VI (other than those   conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) are satisfied or waived  in  accordance  with  this  Agreement,  or on  such  other date as  Buyer  and  Seller may otherwise agree. The day on which the Closing actually occurs is referred to herein as the “Closing Date”.

2.2       Sale and Purchase of the Assets. Subject to the terms and  conditions  set forth in this Agreement, at the Closing, Seller shall sell, transfer, assign and deliver (or cause to be sold, transferred,   assigned   and  delivered)  to  Buyer,  and  Buyer  shall  purchase and acquire,  all of Seller’s right, title and interest in and to the  Assets.  For purposes  of this Agreement, “Assets” shall mean all of the assets, rights,   benefits,   titles   to,   contracts,   interests,   privileges   and agreements (which shall not in any event include any of the Excluded Assets) as set forth  on Schedule Ihereto, together with such changes, deletions or additions occurring between the date hereof  and the Closing Date in the ordinary course of business.

2.3       Excluded  Assets. Other than the Assets, Seller shall not sell, transfer, assign or deliver to Buyer any other of its assets, rights, benefits, titles to, contracts, interests, privileges or agreements  (such assets not expressly acquired by Buyer pursuant to Section 2.2 above, the “Excluded Assets “).

2.4

Assumption of Liabilities.

(a)       Effective   as  of  the  Closing,   Seller  shall  not  have  any  liability   or obligation  with respect to, and Buyer shall assume and thereafter  pay, perform and discharge when  due,  only  the Liabilities  and obligations  of Seller  to the extent  relating  to or arising from, the Assets on or after the Closing Date only (collectively,  the “Assumed Liabilities”) and as set forth on Schedule  II  hereto,  with all Liabilities  relating  to periods  before  the Closing Date being retained by Seller.

(b)       Notwithstanding  anything  to  the  contrary  contained  in  this  Agreement, Buyer shall not have any Liability or obligation with respect to, shall not assume or agree to pay, perform or discharge, and shall not be deemed by virtue of the execution and delivery of this Agreement or any document delivered at the Closing pursuant  to this Agreement,  or as a result  of the consummation of the Contemplated Transactions, to have assumed, or to have agreed to pay, perform or discharge, any Liability, obligation or Indebtedness of Seller or any of its Affiliates, whether primary or secondary, direct  or indirect, known  or unknown,  asserted  or unasserted, due or to become due, accrued, absolute, contingent or otherwise, and whether arising prior  to, on or after the Closing Date,  other than the Assumed  Liabilities.

2.5       Retained  Liabilities.  Notwithstanding any  other  provision  of this  Agreement, Buyer is not assuming, and Seller shall retain, all Liabilities or obligations  of Seller other than the Assumed Liabilities  (such Liabilities  not expressly assumed by Buyer pursuant to Section

2.4 above, collectively, the “Retained Liabilities “).

2.6       Consideration. In   addition  to  the  assumption  of  the  Assumed Liabilities set forth in Section 2.4, as consideration   for the   sale, assignment,   transfer   and delivery   of the Assets by Seller to Buyer, at the Closing, Buyer shall pay to  Seller,  by  wire  transfer of immediately available funds to one or more accounts to be designated in writing   by Seller, to Seller (or its designees) at the Closing an   amount   of   cash   equal   to   Sixty-Four Thousand Dollars ($64,000.00) less any Transfer Taxes payable by Buyer as of the Closing Date pursuant  to Section   5.4 (the “Closing Cash Consideration “). Buyer shall pay Seller additional consideration payable at Closing of $7,000 (or a pro rata portion thereof) each month beginning Oct 1, 2015 until such closing date is affected.

2.7       Allocation of the Purchase Price. Buyer shall prepare an allocation of the purchase price in accordance with  Section  1060 of the Code and Treasury Regulations thereunder (and any similar  provision  of  state,  local  or  foreign law, as appropriate), which  allocation  shall  be binding  on  Seller.  Buyer shall deliver such allocation to Seller within ninety (90) days after the Closing  Date.    Buyer  and  Seller  and  their  Affiliates  shall  report,  act  and  file  Tax  Returns (including but not limited to Internal Revenue Service Form 8594) in all respects and for all purposes consistent with such allocation prepared by Buyer. Seller shall timely and properly prepare, execute, file and deliver all such documents, forms and other information as Buyer may reasonably request to prepare such allocation. Neither Buyer nor Seller (or any owner of Seller) shall take any position (whether in audits, tax returns, refund claims,  litigation,  or  otherwise) that  is  inconsistent  with such allocation unless  required  to do so by applicable Law.

ARTICLE III

Representations and Warranties of Seller and McCooey

Seller, as to itself, and McCooey, as to himself, represents and warrants severally, and not jointly, as to any representation  or warranty  applicable to  each below,  as of the  date hereof  and on and as of the Closing Date as  follows:

3.1       Organization and Power. Seller is a limited liability company, duly formed, validly existing and in good standing under the Laws of Delaware.  Each of Seller and McCooey has full power and authority to execute, deliver and perform this Agreement and the Ancillary Documents to which it is a party and to consummate the Contemplated Transactions.  Seller has  all power and authority,  and  possesses  all  governmental  licenses,  permits,  authorizations  and  approvals, necessary to enable it to own or lease and to operate its properties  and  assets  with  respect to its business and carry on its business  as currently  and historically  conducted,  except  such power, authority, licenses, permits, authorizations  and  approvals  the  absence  of  which would not have, or would not reasonably be expected to have, individually or in the aggregate, a Material  Adverse

Effect.

3.2

Authorization and Enforceability.

(a)        The execution and delivery of  this  Agreement  and  the  Ancillary Documents to which Seller is a party and the performance by Seller of the Contemplated Transactions that are required to be performed by Seller have been duly authorized by Seller in accordance with applicable Law and the organizational documents of Seller,  and  no  other  corporate proceedings on the part of  Seller (including,  without  limitation,  any  shareholder  vote  or   approval)   are necessary   to   authorize   the   execution,   delivery   and   performance   of  this Agreement and the Ancillary Documents to which Seller is a party or the consummation of the Contemplated Transactions that are required to be performed by Seller, except as  set  forth  in Section 3.2 of the Seller Disclosure Schedule. This Agreement and each of the  Ancillary  Documents to be executed and delivered at the Closing by Seller will be, at the Closing, duly authorized, executed and delivered by Seller and constitute, or as of the Closing Date   will   constitute, valid and legally binding agreements  of  Seller  enforceable  against  Seller  in  accordance with their terms, subject to bankruptcy, insolvency, reorganization and other Laws of general  applicability  relating to or affecting creditors’  rights  and to general equity   principles.

(b)       The execution and delivery of this Agreement  and  the  Ancillary  Documents to which McCooey is a party and the performance by McCooey of the Contemplated Transactions that are required to be performed by McCooey have been duly authorized by McCooey in accordance with applicable Law. This Agreement and each of the Ancillary Documents to be executed and delivered at the Closing by McCooey will be, at the Closing, duly authorized, executed and delivered by McCooey and constitute, or as of the Closing Date will constitute, valid and legally binding agreements of  McCooey enforceable  against  McCooey in accordance  with their terms,   subject   to bankruptcy, insolvency, reorganization and other Laws of general applicability relating to or affecting creditors’ rights  and to general  equity  principles.

3.3       No  Violation.  The  execution  and  delivery  by  Seller  and  McCooey  of  this Agreement and the Ancillary Documents to which Seller or McCooey is a party, consummation  of the Contemplated Transactions that are required to  be  performed  by  Seller  and  McCooey  and compliance with the terms of this Agreement and the Ancillary Documents to  which  Seller or McCooey is a party will not (a) with respect to Seller, conflict with or violate any provision of the organizational documents of Seller, (b) result in any violation of or default, give rise to a right of termination, cause the forfeiture of any right, or require any   notice   or   consent,   under   any provision of any material Contract to which Seller or McCooey is  a  party,  or  by  which  Seller, McCooey, the Fund Business or any Asset is bound or affected, (c) assuming that all  consents, approvals and authorizations contemplated by Section 3.4 have been obtained and all filings described therein have been made, conflict with or violate in any material respect any  Law applicable to Seller or McCooey, or (d) result in the creation of, or require the creation of, any Lien upon  any of the Assets.

3.4

Governmental Authorizations and Consents.

(a)        No consents, licenses, approvals or authorizations of, or registrations, declarations or  filings  with,  any  Governmental  Authority  (“Governmental  Consents”)  are  required  to  be obtained or made by Seller or McCooey in connection with the execution, delivery, performance, validity and enforceability of this Agreement or any Ancillary Documents to which Seller or McCooey is, or is to be, a party or the consummation by Seller or McCooey of the Contemplated T r an s a ct i o n s .

(b)       No third party or investor consents are required for the execution, delivery and performance of this Agreement or any Ancillary Document, including the consummation of the Contemplated  Transactions,  except  as  specified  on  Section  3.4(b)  of  the  Seller  Disclosure Schedule.

3.5

Financial Records.

(a)         Financial Books and Records. The financial books and records of Seller relating to the Fund have been maintained in accordance with customary business practices and fairly and accurately reflect, in all material respects, the income and payouts of Seller with respect to the Seller  Contracts.  Seller  has  not  received  any  advice  or  notification  from  its    independent accountants that Seller has used  any improper  accounting practice  that would  have  the effect of not reflecting or incorrectly reflecting in the books and records of Seller or any of its Subsidiaries any properties, assets, liabilities, revenues,  expenses,  equity  accounts  or  other accounts related to the Seller Contracts.

(b)

No U ndis c l ose d L iab ilities .

Except  as  set  forth  in  Section  3.5(b) of the

Seller Disclosure Schedule, Seller has no Liabilities with respect to the Contracts (whether  or not

. the subject of any other  representation  or  warranty  hereunder)  except  for  Liabilities  that may have arisen in the ordinary course of business and which are not, and would  not  reasonably be expected to be, individually or in the aggregate, material.

3.6       Absence    of Certain Changes.     Except  as  set  forth  in  Section  3.6  of  the Seller Disclosure Schedule, since December 31, 2013, Seller has conducted its business and performed with  respect  to  the  Seller  Contracts  in  the  ordinary  course  and  in  a  manner consistent  with  past practice, and there has not been any Event that has had, or would  be reasonably  expected  to have, individually  or  in  the  aggregate,  a  Material  Adverse  Effect. Without limiting the generality of the foregoing, except as set forth in Section 3.6 of the Seller Disclosure Schedule,  Seller has  not with respect  to itself or the Funds:

(a)

amended or modified the Seller Contracts;

(b)

incurred  any Indebtedness  with respect  to the Seller Contracts;

(c)

invested any of the Fund’s assets;

(d)

created or permitted to exist any Lien upon any Assets or asset of the Fund other than  Permitted Liens;

(e)

amended,  canceled,  compromised,  knowingly  waived  or released  any right  or claim (or series of related rights and claims) under the Seller Contracts;

(f)

suffered  any material  damage,  destruction  or loss,  whether or not covered by insurance;

(g)       entered into or adopted a plan or agreement of complete or partial  liquidation, dissolution, merger, consolidation, restructuring, recapitalization, or other material reorganization; or

(h)

authorized, agreed, resolved or committed to any of the foregoing.

3.7

Assets.

(a)        The Assets constitute all the assets, rights and properties  used  or held  for use by Seller in the conduct of the Fund  Business  as conducted  as of August 1, 2015, subject to such changes as have occurred  in the ordinary  course of business  consistent  with past practice  or otherwise  permitted  by  this  Agreement  since  such  date.  All  of  the  Assets  are  (i)  in  normal operating  condition  and  repair,    ordinary    wear    and  tear    excepted,    (ii) not    in  need    of maintenance or repair, except for ordinary routine maintenance or repairs  that  are  not  material in  nature  or cost, and (iii) adequate and sufficient for the  conduct  of  the  Fund  Business  as presently conducted.

(b)       Seller has good, valid and marketable title to, or valid leasehold or license interests in, as the case may be, all of the Assets free and clear of any Lien, except for Permitted Liens.

3.8

Intellectual P rop e rty.

(a)        Excluding   third-party   software   and   market   data   generally   commercially available, Seller owns or otherwise has the right to use all Intellectual  Property that is used in, and is material  to, the operation  and conduct  of the Fund  Business  as currently  conducted (such Intellectual Property, the “Fund Intellectual Property”).

(b)       Seller has taken all reasonable steps to maintain and protect Seller’s right, title and interest in and to the Fund Intellectual Property.

(c)        Seller has not received any written notice from any Person or given any written notice to any Person alleging that any other Person is infringing upon or otherwise violating the rights of Seller or the Fund in and to the Fund Intellectual Property.  To the Knowledge of  Seller, no Person is infringing upon or otherwise violating the rights of Seller or the Fund in and to the Fund Intellectual   Property.

(d)       Seller has not received any written notice from any Person alleging that the conduct of the Fund Business as currently conducted by Seller infringes upon or otherwise violates the proprietary rights of such Person or any other Person.  To the Knowledge  of  Seller,  the conduct of the Fund Business does not infringe  upon  or  otherwise  violate  the  proprietary rights  of any other Person.

(e)        Seller has taken reasonable precautions to protect the secrecy, confidentiality and value of its Trade Secrets used in relation to the Fund. To the Knowledge of Seller, such Trade Secrets are not part of the public knowledge or literature, and have  not  been  used, divulged or appropriated either for the benefit of any Person (other than Seller) or to the detriment  of Seller.

(f)

The consummation of the Contemplated Transactions shall not impair or diminish the rights of Buyer in and to the Fund Intellectual Property in any material respect.

3.9

Contracts.

(a)         Material  Contracts.  The  Seller  Contracts  are  the  only  contracts  of  Seller  with respect to the Fund and the Fund Business (the “Material Contracts”).

(b)        Status of Material Contracts. A true and complete copy of each Material Contract has been made available to Buyer. Except as disclosed in Section 3.9(b) of the Seller Disclosure Schedule, all Material Contracts are valid, binding and in full force and effect and enforceable by Seller or a Fund, as applicable, in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization and other Laws of general applicability relating to or affecting creditors’ rights  and  to  general  equity  principles.  As  to  each  Material  Contract,  there  does  not  exist thereunder any breach, violation or default on the part  of Seller or any Fund, as applicable, or, to the Knowledge  of  Seller,  any  other  party  to  such  Material Contract, and there does not exist any   Event,   occurrence   or   condition,   including   the   consummation   of   the   Contemplated Transactions,  which  (with  or  without  notice,  passage  of  time, or both) would constitute a breach, violation  or default  thereunder  on the part  of Seller or  any Fund, as applicable, which breach,  violation  or default has, or would  reasonably  be expected  to have, individually or in the aggregate,  a Material  Adverse  Effect.  No waiver of a material term and/or condition has been granted by Seller or any Fund or any of the other parties thereto under any of the Material Contracts.

3.10

Compliance with Laws.

(a)      Seller and the  Fund,  are  not,  nor  during  the past five (5) years have been, in violation of in any material  respect,  and, no event has occurred or circumstance exists that (with or without notice or lapse of time) would constitute or result in a violation in any material respect by  Seller  or  the  Fund  of,  or failure on the part of Seller or any  Fund  to comply  with  in any material  respect,  any  Law that  is or was applicable to the conduct or operation of Seller or such Fund  or the ownership  or use of any of the Assets by  Seller.

(b)      Seller or the Fund, as applicable, has all Permits that are material and necessary to the conduct of its business as currently conducted. All  such Permits  are in full force and effect, and, no  violations  or notices  of failure to  comply  have  been issued or recorded in respect of any such Permits and no proceeding is pending or threatened seeking revocation or limitation of any such Permits,  except for  any such violation or proceeding that would not have a Material Adverse Effect. All applications, reports, notices and other documents required to be filed by Seller or any Fund with any Governmental Authority have been timely filed and are complete and correct  in  all  material  respects as filed or as amended prior to the date hereof,  except  where the failure to  so file would  not have a Material  Adverse Effect.

(c)      Seller is registered with the Securities and Exchange Commission as an “investment adviser” pursuant to the Advisers Act and such registration is effective and in good standing.

3.11     Litigation. Except as set forth in Section 3.11 of the  Seller Disclosure  Schedule, there are no claims, actions, suits, audits, inquiries, proceedings or governmental investigations (“Litigation”) pending or, to the Knowledge of Seller, threatened, at Law  or in equity  or before any Governmental  Authority,  involving or affecting the  Fund or the Assets.  Seller is not subject to any Order arising from any Litigation with respect to the Fund or the Assets.

3.12

Fund Investors; AUM.

(a)        Immediately following the Closing,   Seller   shall   coordinate   with the   Fund to provide a document that sets forth a true, correct and  complete  list as of the  Closing  Date of each Fund Investor in each Fund (each a “Closing Date Fund Investor “) together with: (i) the effective date that the Fund Investor  was  admitted  as an investor  in such Fund;  (ii) the value  of the Fund Investor’s account, and (iii) the mailing address, taxpayer identification number  and contact information for each Fund Investor, inclusive of email address and telephone number, if available. Seller is not a party to any revenue-sharing or sub-advisory agreements in respect of the Fund.

(b)       Each Fund is duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each Fund has the requisite corporate, trust, company or partnership power and authority to own its properties and to carry on its business as currently conducted. Each Fund  is duly qualified  to do business  in each jurisdiction  where it is required  to be so qualified under applicable Law except where the failure to be so qualified has not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(c)        The Fund is and at all times has been in compliance in all material respects with (i) applicable Law and (ii) its respective  investment  objectives,  policies   and restrictions,   as set forth  in the Fund’s  prospectus  and Investment  Management Agreement.

(d)       Within the last five (5) years, copies of all current prospectuses or other offering documents for the Fund have been provided to each Fund Investor in accordance with applicable Laws (including, without limitation, the Investment Company  Act  of  1940,  as  amended, and to the Knowledge of Seller and McCooey’s knowledge, did not contain any untrue statement of a material fact, or omit to state a material fact required to be stated  therein  or  necessary to make the statements contained therein,  in  light  of the  circumstances  under  which they were made, not misleading,   in each case at   all times as such prospectuses   were provided   to the Fund Investors  or potential  investors in such Fund.

(e)        To the Knowledge of Seller and McCooey, no intermediary, delegate or appointee has unlawfully marketed any of the services of Seller or unlawfully marketed or sold any interest in any Fund.

(f)        Section   3.12(f) of   the   Seller   Disclosure Schedule sets forth for the Fund, any Persons (other than Seller)  entitled  to receive  management fees, 12b-1 fees, or other similar payment or payments, whether or not such payments are paid or payable, in connection with an employment or consulting agreement or arrangement or otherwise pursuant  to a Contract  with Seller or any Fund.

3.13    Accounts Receivable. All Accounts Receivable relating to the Seller Contracts reported to Buyer by Seller represent bona fide, current and valid obligations arising under the Investment Advisory Agreement. Except as set forth in Section 3.13 of the Seller Disclosure Schedule, Seller has not received written notice  from  any  obligor  of  any  Accounts  Receivable that  such obligor is refusing to pay or contesting payment  of amounts.

3.14     No Brokers.  None of Seller, McCooey, any of their  Affiliates  or  any  of  their directors, officers, employees or agents, has employed or incurred any Liability  to  any broker, finder or agent   for   any   brokerage   fees, finder’s fees, commissions   or other   amounts   with respect to this Agreement,  the Ancillary Documents  or the Contemplated   Transactions.

3.15    Disclosure. No representation or warranty made by Seller or McCooey in this Agreement, in any Schedule to this Agreement or in any written  certificate,  agreement  or instrument to be delivered by Seller or McCooey, as the case may be, at the Closing  contains  any untrue statement of a material fact or omits to state a material fact necessary  to  make  the statements herein or therein, in light of the circumstances  in  which  they  are  made,  not misleading.

ARTICLE IV Representations and Warranties of Buyer

Buyer represents and warrants to Seller as of the date hereof and on and as of the Closing

Date as follows:

4.1        Organization and Power. Buyer is   a   limited   liability   company   duly   formed, validly existing and in good standing under the Laws of the State of Delaware and has full power and authority to execute and deliver this Agreement and the Ancillary Documents to which it is a party, to perform its obligations hereunder and thereunder and to consummate the Contemplated Transactions.

4.2        Authorization.  Buyer  has  duly  authorized  the  execution  and  delivery  of  this Agreement and the Ancillary Documents to which it is a party and the performance of its obligations hereunder and thereunder.

4.3        Enforceability. This Agreement and  each  of the  Ancillary  Documents  constitute, or when executed and delivered will constitute, the valid and legally binding obligation of Buyer, enforceable in accordance with its terms, except as such enforceability   may   be   limited   by equitable principles and by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium  or similar Laws relating to or affecting the rights  of creditors generally.

4.4        No Violation.  The  execution,  delivery  and  performance  of this  Agreement  and the  Ancillary  Documents  executed  or to be  executed  by  Buyer  pursuant  to this Agreement, and the consummation of the Contemplated Transactions will not (i) conflict with or violate any provision of the organizational documents of Buyer, or (ii)   conflict   with   or   violate   in   any material respect any provision of any Law applicable to Buyer or by which  Buyer or its  properties are bound  or affected..

4.5         No Brokers. No agent, broker, Person or firm acting on behalf of Buyer or its Affiliates is, or will be, entitled to any commission or brokers or finder’s fees from any of the parties hereto, or from any Affiliate of any of the parties hereto, in connection with any of the transactions contemplated herein.

ARTICLE V Covenants

5.1

Conduct of Seller Prior to Closing.

(a)        Except as otherwise expressly contemplated by this Agreement, during the period from the date hereof through the Closing Date,  Seller shall conduct the Fund  Business  in  the ordinary course, consistent with past practice, and to the extent consistent therewith (i) use commercially reasonable efforts to maintain the Fund and to preserve its current relationships with Fund Investors, customers, employees, suppliers and others having business dealings with it with respect to the Fund Business, (ii) use commercially reasonable efforts to perform    and    comply with   its   Material   Contracts    and   to    comply   with   applicable     Laws, (iii) maintain its books and records in the usual, regular and ordinary  manner,  on  a  basis  consistent with past practice, and (iv) use commercially reasonable efforts  to  preserve  the  goodwill  and ongoing operations  of the Fund Business.

(b)      Without limiting the generality of the foregoing, except as otherwise expressly contemplated by this Agreement, during the period from the date hereof through the Closing Date, Seller shall not:

(i)

divest, sell, transfer, lease, license, abandon, allow to  lapse, mortgage, pledge or otherwise dispose of, or encumber, or agree to divest, sell, transfer, lease, license, abandon, allow to lapse, mortgage, pledge or otherwise dispose of, or encumber,  any Assets, other than Permitted Liens;

(ii)

maintain the Assets in a condition other than  in the  same condition as on the date of this Agreement (ordinary wear  and tear  excepted);

(iii)

amend, renew, terminate or waive any Permit or any Material Contract  or any provision thereof;

(iv)

enter into any new Contract with respect to the Fund

or the Assets that would have been a Material  Contract if it had existed on the date hereof;

(v)

change accounting policies or procedures of the Fund except to the extent required  to conform with  GAAP;

(vi)

settle or compromise any pending  or threatened  Litigation  relating to the

Fund or the  Assets;

(vii)

take  any  action  or  omit  to  take  any  action  which  would  cause  any representation or warranty made by Seller or any Principal in this Agreement or any Ancillary

Document to be or become untrue in any  material  respect  (disregarding  for  these purposes any material adverse effect or materiality (or any correlative term) contained  therein); or

(viii)  authorize, agree, resolve or consent to any of the foregoing.

5.2       Access to Information   Prior to the Closing.    During  the  period   from  the   date hereof through  the  Closing  Date,  Seller  shall  give  Buyer  and  its  authorized  representatives reasonable  access  during  regular  business  hours  to  all  offices,  facilities, properties, agreements, books and records and personnel of Seller as Buyer   may   reasonably   request; provided that (a) Buyer and its representatives shall take such  action  as  is  deemed  necessary (including,  without limitation, access for the purpose of conducting environmental assessments, which may include sampling of soil, sediment, groundwater, surface water and building material) in the reasonable judgment of Seller to schedule such access and visits through a designated officer of Seller and in such a way as to avoid disrupting in any material respect the normal operation  of Seller, (b) Seller shall not be required to take any action which would constitute a waiver of the attorney-client or other privilege and (c) Seller need not supply  Buyer  with   any  information which, in the reasonable judgment   of Seller after consulting   with   outside   counsel,   Seller is under a contractual or legal obligation not to supply; provided that Seller will use its commercially reasonable efforts to enable Buyer to have  access to  such  information.

5.3       Regulatory Filings; Other Agreements. Buyer   and   Seller   each   shall   promptly apply for, and take all reasonably necessary actions to obtain  or make,  as applicable,  all  Orders and Permits of, and all filings with, any Governmental Authority or other Person required to be obtained or made by it for the consummation of the Contemplated Transactions. Each Party shall cooperate with and promptly furnish information to  the  other  Parties  necessary  in  connection with any commercially reasonable requirements imposed upon  such  other  Party  in  connection with the Contemplated Transactions.

5.4       Certain Tax Matters. Any Transfer Taxes shall be paid by Seller and Seller shall hold Buyer harmless from and against all Transfer Taxes.  The party  required  by  Law to  do so will file all necessary Tax Returns and other documentation  with  respect  to  all  such  Transfer Taxes and, if required by applicable Law, the other parties will, and will cause their Affiliates  to, join  in the execution of any such Tax Returns  and other documentation.

5.5

[RESERVED]

5.6

Payments.

(a)        Seller shall promptly pay or deliver to Buyer  any  monies  or  checks  relating to the Fund or the Assets which have been mistakenly  sent  after the  Closing  Date  to  Seller and which  should have been  sent to  Buyer.

(b)       Seller agrees that Buyer has the right and authority to endorse, without recourse, any check  or other  evidence  of Indebtedness  received  by  Buyer  in respect  of any note or account receivable transferred to Buyer pursuant to this Agreement   and   Seller   shall   furnish Buyer such evidence of this authority as Buyer may  request.

5.7       Public Announcements. The  initial  press  release  regarding  this  Agreement  and the Contemplated Transactions shall be made at such time and in such form as Buyer and Seller agree; provided that, in the event that the parties cannot agree, either party shall be permitted  to make any disclosure required by Law. Prior to the Closing, neither Buyer nor Seller will issue or make any subsequent press release or public statement with respect to this Agreement or the Contemplated Transactions without the prior consent of Buyer and Seller, except   as   may   be required by Law; provided that the party proposing to issue any press release or similar public announcement or communication in compliance with any such disclosure obligations shall use commercially reasonable efforts to consult  in good faith with the other party before doing  so.

5.8       Commercially Reasonable Efforts. Except as otherwise set forth in Section 5.3, subject to the terms and conditions set forth herein and to  applicable  legal  requirements,  each of the parties shall cooperate and use their respective commercially  reasonable  efforts  to  take,  or cause to be taken, all appropriate action, and  do, or cause to  be  done,  and assist  and cooperate with the other parties in doing, all things  necessary,  proper  or  advisable  to  consummate  and make effective, in the most expeditious manner practicable, the Contemplated Transactions, including the satisfaction  of the respective conditions  set forth in Article  VI.

ARTICLE VI Conditions to Closing

6.1        Conditions    to   All    Parties’    Obligations.      The   obligations   of   the   parties to consummate  the  Contemplated  Transactions   are  subject  to  the  fulfillment  prior  to  or  at the Closing of each of the following   conditions (any or all of which may be waived   by the parties):

(a)         No Injunction. No Governmental Authority or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced  or entered  any  statute, rule, regulation, executive order, decree, judgment, injunction or other order or notice (whether temporary, preliminary or permanent), in any case which is in effect and which   prevents   or prohibits  consummation of the Contemplated  Transactions.

(b)      All Permits and Orders of, declarations and filings with, and notices to any Governmental Authority required to  permit  the  consummation  of the transactions  contemplated by this Agreement  shall have been obtained  or made and shall be in full force and effect.

6.2        Conditions to Seller’s Obligations.     The  obligations  of  Seller  to  consummate the Contemplated Transactions are subject to the fulfillment  at or prior  to the  Closing of each of the following conditions  (any or all of which may be waived  in whole or in part by Seller):

(a)         Representations and Warranties. The representations and  warranties  of Buyer in this Agreement shall be true and correct as of the date when made and as of the Closing Date, except (i) for representations and warranties made as of a specified date, which shall be measured only as of such specified date, and (ii) where the failure to be true  and  correct,  individually or in the aggregate, has not had, and would not reasonably be expected to have, a material adverse effect on the ability of Buyer to consummate the transactions  contemplated  hereby.

(b)        Performance. Buyer shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be so performed or complied with by Buyer  at or prior to the Closing.

(c)        Deliveries. Seller shall have   received   the deliveries   contemplated by Section 7.2.

6.3        Conditions to Buyer’s Obligations.     The  obligations  of  Buyer  to  consummate the Contemplated Transactions are subject to the fulfillment  at or prior  to the  Closing of each of the following conditions  (any or all of which may be waived  in whole or in part by    Buyer):

(a)         Representations and Warranties.  Each  of  the  representations  and warranties of Seller and McCooey in this Agreement shall be true and correct  (as of the date when  made and as of the Closing Date, except (i) for representations and warranties made as  of  a specified date, which  shall be measured  only as of such specified date, and (ii) where the failure to be true and correct, individually or in the aggregate, has not had, and would not reasonably be expected to have,  a Material  Adverse Effect.

(b)       Performance.  Seller  and  McCooey  shall  have  performed  and  complied  in  all material  respects  with  all  agreements  and  covenants  required  by  this  Agreement  to  be  so performed or complied with by Seller or such Principal at or prior to the Closing.

(c)        Deliveries. Buyer shall have received the deliveries contemplated  by Section 7.1.

(d)       No Material Adverse Effect.   Since the   date hereof,   there   shall have   been no Event that has had, or would  reasonably be expected to have,  individually or in the  aggregate,  a Material Adverse  Effect.  Without  limiting the  generality  of the  foregoing, the  Events  referred to in the foregoing sentence shall include any pending or threatened action, suit, proceeding or investigation  by  any  Governmental  Authority  that  could  reasonably  be  expected  to  result in (i) such Governmental Authority seeking to prevent, restrict, delay, or enjoin the Contemplated Transactions, (ii) any material damages in respect of the Contemplated Transactions or (iii) any material adverse effect on the ability of Buyer to conduct the Fund Business after the Closing.

(e)         Consents and Approvals. All of the consents, approvals or notifications set forth in Section 3.4(b) of the Seller Disclosure Schedule and other relevant provisions shall have been obtained or made  at  or prior to the Closing.

(f)         Due Diligence  Review. Buyer shall have completed  to its satisfaction  a review of Seller’s business, operations,  accounting,  corporate  proceedings,  tax status and any matters related to the Schedules  to this Agreement  and the results of such review shall be satisfactory to Buyer.

(g)       New Investment Manager. Buyer shall have been approved as the new investment adviser of the Fund (i.e., through the receipt of applicable Ancillary Documents), and shall have accepted the assignment of Seller Contracts from S el l er .

(h)       Payment of Amounts Due and/or Accrued under Expense Limitation Agreement or Otherwise through Closing.  Seller shall have made payment of any and all amounts that are due or accrued under the Expense Limitation Agreement or otherwise through the date of Closing, and shall provide evidence of the same satisfactory to Buyer. Consistent with the foregoing, Seller shall  have  paid  all  Platform  fees  due  or  accrued  through the date of Closing (including, without limitation, Platform   fees   due   or   accrued   to   Charles Schwab), and shall provide evidence  of the  same  satisfactory  to  Buyer  (or,  if  applicable, evidence  of  settlement  of any amounts  due or accrued through Closing satisfactory to Buyer).

(i)         New Prospectus. Buyer,  at  Buyer’s  sole  expense,  shall  have  begun working to prepare a new  prospectus  for  the  Fund  (the  “New Prospectus”) reflecting Buyer’s proposed investment strategy  for  the  Fund,  effective such  date as determined  by  the Trust  and Buyer  in their mutual discretion, subject to the review of such   New   Prospectus   (and   any   changes required  thereto) by the  Securities  and Exchange Commission.

(j)

Trust Matters. Buyer shall have communicated to Seller the names of the trustees and sub-advisers expected to serve the Trust and the Fund following the Closing.

(k)       Platform Approvals.  Prior to the Closing, Seller shall secure the written approval to the satisfaction of Buyer of each of the following Platforms to continue offering the Fund after Buyer becomes investment adviser to the Fund (each such approval, a “Platform Approval”):

•

Fidelity / National Financial

•

Pershing, LLC

•

Schwab

•

TD Ameritrade

•

Vanguard

(l)        Investor Information.  Prior to Closing, Seller shall provide a list with the following information to the satisfaction of  Buyer, which information Seller represents will be true, accurate and complete:

•

A list of all investors in the Fund as of August 31, 2015, provided however that the names of the investors may be redacted for privacy purposes and replaced with generic identifiers such as “Investor No. 1, Investor No. 2,” etc.

•

The total amount invested by each investor as of August 31,2015

•

The current account balance for each investor as of August 31, 2015.

ARTICLE  VII Deliveries at Closing

7.1

Seller’s Deliveries.

On

the

Closing

Date,

Seller,

or

as

applicable, McCooey,  shall deliver or cause to be delivered to   Buyer:

(a)

Compliance  Certificate.  A certificate  of Seller  signed  by McCooey  certifying satisfaction of the conditions as set forth in Section 6.3.

(b)         Investment    Management    Agreements.      Duly   executed   assignment   of the Seller Contracts  with Buyer   appointed   as the   investment   adviser   to the Fund,   including, without limitation,  receipt  of the Ancillary  Documents.

(c)         Selling Agreements.     Consistent    with    Section    6.3(k),    copies    of selling agreements with respect to the Platforms listed in Section 6.3(k).

(d)         Financial Information.  Itemized summary of expenses incurred by the Fund that are  subject  to the  Expense  Limitation  Agreement  for  all  months  between  the  date  of this Agreement  and the Closing, and a pro forma showing anticipated  expenses  to be incurred by the Fund that are subject  to the Expense  Limitation  Agreement  for the month following  the Closing, in each case showing amounts over or projected to be over the expense cap.

(e)         Bill of Sale.   A  duly  executed   bill  of  sale  for  all  other  Assets,  other than the  Excluded  Assets.

(f)         Further Instruments.  Such documents  of further assurance reasonably  necessary and typical for transactions  similar to the Contemplated  Transactions  in order to complete the Contemplated  Transactions.

7.2

Buyer’s    Deliveries.  On  the  Closing  Date,  Buyer  shall  deliver  or  cause to be delivered  to Seller:

(a)

Compliance   Certificate.   A  certificate  signed  by  an  authorized   signatory   of

Buyer certifying satisfaction of the conditions set forth in Section 6.2.

(b)

Cash  Consideration.   The  Closing   Cash  Consideration,   by  wire  transfer  of immediately  available funds, to the account designated by  Seller.

(c)

Assumption  Agreement.  A duly executed assumption  agreement evidencing  the assumption by Buyer of the Assumed Liabilities in accordance with the terms herein.

(d)         Further Instruments.  Such documents  of further assurance reasonably  necessary and typical for transactions  similar to the Contemplated  Transactions  in order to complete the Contemplated  Transactions.

ARTICLE VIII Termination

8.1        Termination.   This   Agreement   may      be   terminated      and   the   transactions contemplated  hereby may be abandoned:

(a)

at any time, by mutual  written  agreement of Seller and  Buyer; or

(b)       by Buyer, at any time prior to the Closing, if (i) Seller is in breach, in any material respect,  of  the  representations,  warranties  or  covenants  made  by  it  in  this Agreement, such breach is not cured within ten (10) days of written notice of such breach   from   Buyer   (to the

extent such breach  is curable)  and (iii) such breach, if not cured, would render the conditions  set forth in Section 6.3 incapable of being satisfied; or

(c)

by Seller, at any time prior to the Closing, if (i) Buyer is in breach, in any material respect, of the representations, warranties or  covenants  made by Buyer in  this Agreement, (ii) such breach is not cured within ten (10) days  of written  notice of such  breach from Seller (to the extent such breach is curable) and (iii) such breach, if not cured, would  render the conditions set forth in Section 6.2 incapable of being satisfied; or

(d)

by Buyer or Seller if a Governmental Authority shall have issued  an Order or taken any other action having the effect of permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, which Order  or other action is final and non-appealable;  or

(e)

in Buyer’s sole discretion, at any time after November 30, 2015 (the “End Date”) if the Closing shall not have occurred on or prior to such date; provided that the right to terminate this Agreement under this Section  8.1(e) shall not  be available to Buyer if the action or inaction of Buyer has been a principal cause of or resulted in the failure of the Closing to  occur on  or before such date and such action or failure to act constitutes a breach of this Agreement.

8.2        Procedure  and  Effect  of  Termination.  In  the  event  of  the  termination  of  this Agreement and the abandonment of the Contemplated Transactions, written notice thereof shall be given by the terminating party to the other parties, and this Agreement shall terminate and the Contemplated Transactions shall be abandoned without further action by any of the parties.  No party hereto shall have any obligation or liability to the  other  parties  hereto,  except  that  the parties hereto shall remain bound by the provisions of this Section 8.2, Article IX; provided, that nothing herein shall relieve  a  defaulting or breaching party from any liability or damages arising out of its breach  of  any provision  of this Agreement.

ARTICLE IX Indemnification; Survival

9.1       Survival.  All  representations,  warranties,  covenants  and  agreements  contained herein and all related rights to indemnification shall survive the Closing (“Surviving Representations”).

9.2       Indemnification By Seller. Subject to the other   terms   and   conditions   of   this Article XI, Seller and McCooey (the “Seller Indemnifying Parties”), jointly and severally, shall defend, indemnify and hold harmless Buyer, its affiliates  and their respective members, managers, directors,  officers,  employees  and  agents (each an “Indemnitee”) from  and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys’ fees and disbursements, arising from or relating  to:  (i) any inaccuracy  in or breach  of  any of the representations   or warranties   of   Seller or McCooey contained   in this   Agreement   or   any document to be delivered hereunder; (ii) any breach or non-fulfillment of any covenant, agreement or  obligation to be performed by Seller or McCooey pursuant to this Agreement or any document to be delivered hereunder; (iii) any Liabilities  of  Seller or McCooey; or (iv) any Liabilities arising out of or related to the operation of the PSP Family of Funds prior to the Closing.

In addition, Seller and McCooey represent and warrant that Buyer will not incur any liability to any third party with whom Seller or McCooey have had contact or discussions regarding the disposition of the Trust contracts.  Seller and McCooey agree to indemnify, defend and hold harmless the Buyer, its officers, directors, stockholders, lenders and affiliates (each an “Indemnitee”) from any claims by or liabilities to such third parties, including any legal or other expenses incurred in connection with the defense of such claims.

9.3       Indemnification By Buyer. Subject to the  other  terms   and   conditions  of  this Article XI, Buyer shall defend, indemnify and hold harmless Seller and McCooey, their respective affiliates and their respective members, managers, directors, officers,  employees  and agents from and against all claims, judgments, damages, liabilities, settlements, losses, costs and expenses, including attorneys’ fees and disbursements, arising from or relating to: (i) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or any document to be delivered hereunder; (ii) any breach or non-fulfillment of any covenant,  agreement or obligation to  be  performed  by  Buyer  pursuant  to this Agreement  or any  document to be delivered hereunder; or (iii) any Liabilities arising out of or related to the operation of the PSP Family of Funds following the Closing.

9.4      Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party “) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party “). In connection with any claim giving rise to indemnity hereunder  resulting  from or arising out of any  claim,  action, suit, proceeding or governmental investigation by a person or entity who  is not  a party to  this Agreement, the Indemnifying Party,  at its sole cost and expense  and upon  written  notice  to  the Indemnified Party, may assume the defense of any such claim, action, suit, proceeding or governmental investigation with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such claim, action, suit, proceeding or governmental investigation, with its counsel and at its own cost and expense. If the Indemnifying  Party  does  not  assume  the  defense  of  any  such  claim,  action,  suit, proceeding or governmental investigation, the Indemnified Party may, but shall not  be  obligated  to,  defend against such claim, action, suit, proceeding or governmental  investigation  in  such manner  as  it may deem appropriate,   including,   but  not  limited  to, settling  such claim, action,   suit, proceeding or governmental investigation, after  giving  notice  of it to the  Indemnifying  Party, on   such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided  with  respect  to  any  damages  resulting therefrom.   The Indemnifying Party shall not settle any claim, action, suit, proceeding or governmental investigation without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

9.5       Set-Off. Notwithstanding anything to the contrary in this Agreement, and without prejudice to any other right it may have, Buyer reserves the right  at  any  time  to  offset  any amounts  it  owes  to  Seller  under  this  Agreement  against  any  amount  payable  by  Seller Indemnifying Parties pursuant  to  Section 9.2 above.

9.6       Tax Treatment of Indemnification Payments.  All indemnification payments made by the Seller Indemnifying Parties under this Agreement shall be treated by the parties as an adjustment to the Purchase Price for tax purposes, unless otherwise required by law.

9.7       Effect of Investigation.  Buyer’s  right  to  indemnification  or  other  remedy  based on the representations, warranties, covenants and  agreements  of  Seller contained  herein  will not be affected by any investigation conducted by  Buyer with  respect  to, or any knowledge  acquired by Buyer at any time, with respect to the accuracy or inaccuracy of, or compliance with, any such representation,  warranty,  covenant  or agreement.

9.8      Cumulative Remedies. The rights and remedies provided in this Article XI are cumulative and are in addition to and not in substitution for   any  other   rights   and   remedies available at law or in equity or otherwise.

ARTICLE X Miscellaneous

10.1

Expenses.  All fees and expenses incurred in connection with the Contemplated Transactions shall be paid by the party incurring such expenses, whether or not the Contemplated Transactions are consummated.

10.2      Notices. All notices and other communications  given  or  made  pursuant  hereto shall be in writing and shall be deemed to have been duly given or made (a)   as   of   the   date delivered, if delivered personally, (b) on the date the delivering party receives confirmation, if delivered  by  email,  (c) three  (3) Business  Days  after being  mailed  by registered  or certified mail

(postage prepaid, return receipt requested) or (d) one (1) Business Day   after   being   sent   by overnight courier (providing proof of delivery), to the parties at the  following  addresses  (or  at such other address for a party as shall be specified in a notice  given  in  accordance  with  this Section  10.2):

If to Seller or McCooey:

 Pulteney Street Capital Management,  LLC

1345 Avenue of the Americas, 3rd Floor

New York, NY  10105

Attn:  Sean M. McCooey

If to Buyer:

Kimberlite Asset Management, LLC

623 Fifth Avenue, 16th Floor

New York, NY 10022

Attn: David Connelly

With a copy (which shall not constitute notice) to: Murray, Plumb & Murray

75 Pearl Street

P.O. Box 9785

Portland, ME  04104-5085

Attn: Christopher B. Branson, Esq. Fax:   207-773-8023

10.3      Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the Laws (excluding conflict of laws rules and principles) of the State of Delaware applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

10.4      Entire Agreement. This Agreement, together with the Schedules hereto, the Seller Disclosure Schedule, and the Ancillary Documents, constitute the entire agreement of the parties relating to the subject matter hereof and supersede all prior contracts or agreements, whether oral or  written.

10.5      Severability. Should any provision of this Agreement or the application thereof to any Person or circumstance be held invalid  or  unenforceable  to  any  extent:  (a)  such provision shall be ineffective to the extent,  and  only to the  extent,  of  such unenforceability  or prohibition and shall be enforced to the greatest extent permitted by Law, (b) such unenforceability or prohibition   in  any  jurisdiction   shall  not  invalidate  or  render  unenforceable   such  provision as applied (i) to other Persons or circumstances or (ii) in any other jurisdiction, and (c) such unenforceability or prohibition shall not affect or  invalidate  any  other  provision  of  this Agreement.

10.6      Amendment.  Neither  this  Agreement  nor  any  of  the  terms    hereof    may    be terminated, amended, supplemented or modified orally, but only  by  an  instrument  in  writing signed by Buyer, Seller and McCooey; provided that the observance of any provision  of  this Agreement may be waived in writing by the party that will lose the benefit of such provision as a result  of such waiver.

10.7      Effect of Waiver or Consent. No waiver  or consent,  express  or implied, by  any party to or of any breach or default by any party in the performance   by   such   party   of   its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such party of the same or any other  obligations  of such party hereunder. No single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce any right or power, shall preclude any other or further exercise thereof or the exercise of any other right or power.  Failure  on the part  of a party  to  complain  of any act of any party or to declare any party in default, irrespective of how long   such   failure continues, shall not constitute a waiver by such party of its rights hereunder until the  applicable statute of limitation period  has  run.

10.8      Bulk Transfer Laws. Buyer hereby waives compliance by Seller and its Affiliates with the provisions of any so-called “bulk transfer law” of any jurisdiction in connection  with the sale of the Assets and Seller shall indemnify the Indemnitees from and against any Losses with respect  to the failure to comply  therewith.

10.9      Parties in Interest; Limitation on Rights of Others. The terms of this Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective legal representatives, successors and assigns. Nothing in this Agreement, whether express  or implied, shall be construed to give any Person (other than the parties hereto and their respective legal representatives, successors and assigns and as expressly provided herein) any  legal  or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or

provisions contained herein, as a third party beneficiary or otherwise; provided, that   the Indemnitees who are not otherwise a party to this Agreement  shall be third party beneficiaries  of this Agreement.

10.10   Assignability. This Agreement shall not be assigned by Seller without the prior written consent of Buyer. Prior to Closing, this Agreement  shall  not  be  assigned  by  Buyer without the prior written consent of Seller; provided that Buyer may assign its   rights   and obligations under this Agreement without such required consent to an Affiliate of Buyer, which assignment  shall not relieve Buyer of its obligations  hereunder.

10.11    Arbitration;  Jurisdiction;  Court  Proceedings;  Waiver  of  Jury  Trial.    Except  as needed to preserve or enforce any rights pending arbitration, in the event of a dispute in in connection with this Agreement or transaction, any dispute shall be resolved via arbitration, and the parties shall work in good faith to agree upon a location for such arbitration.  Any Litigation against any party to this Agreement  arising  out of or in any  way  relating  to this Agreement shall be  brought in any federal or state court located in the  State of New  York  in New  York County  and each of the parties hereby submits to the exclusive jurisdiction of such courts for the purpose of any such Litigation; provided, that  a final judgment  in any  such Litigation  shall be conclusive  and may  be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.  Each party irrevocably and unconditionally agrees not to  assert  (a) any objection  which  it may  ever have to the laying of venue in any federal or state court located in the State of New York in  New York County, (b) any claim that any such Litigation brought in any such court  has  been  brought in an inconvenient forum and (c)  any  claim  that  such court  does not  have jurisdiction with respect to such Litigation. To the extent that service of process by mail is permitted by applicable Law, each party  irrevocably  consents to the  service  of process  in any such Litigation  in such courts by the mailing of such process  by  registered  or certified mail, postage  prepaid,  at  its address for notices provided  for  herein.  Each  party  irrevocably  and unconditionally  waives any right to a trial by jury and agrees that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary  and  bargained-for agreement  among the parties  irrevocably to waive its right  to trial by jury in any  Litigation.

10.12    Reliance on Counsel and Other Advisors.    Each  party  has  consulted  such  legal, financial,  technical  or  other  expert  as  it  deems  necessary  or  desirable  before  entering into this Agreement.   Each  party  represents  and  warrants  that  it  has  read,  knows,  understands and  agrees with the terms and conditions  of this Agreement.

10.13    Remedies.  All  remedies,  either  under  this  Agreement  or  by  Law  or  otherwise afforded to the parties hereunder, shall be cumulative and not alternative,  and any Person having any rights under any provision of this Agreement will be entitled to   enforce   such   rights specifically, to recover damages by reason of any breach of this Agreement  and  to  exercise  all other rights  granted by Law, equity or  otherwise.

10.14    Specific Performance. The parties agree that irreparable  damage  would  occur in the event that any of the provisions of this Agreement were  not  performed  in  accordance  with their specific terms   or were   otherwise   breached.   Accordingly,   the parties   agree that,   in addition  to any other remedies, each party shall be entitled to enforce the terms of this Agreement by  a  decree of specific performance without the necessity of proving  the  inadequacy  of  money damages as a remedy. Each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy. Each party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.

10.15    Counterparts.  This  Agreement  may  be  executed  by  facsimile  or  electronic signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

10.16    Further Assurance.  If at any time after the Closing any further action  is necessary or desirable to fully effect the transactions contemplated by this Agreement or any other of the Ancillary Documents, each of the parties shall take such  further action  (including the  execution and delivery of such further instruments and documents) as any other   party   reasonably   may request.

[Signatures on following page]

[Signature Page to Transaction Agreement]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year first above written.

BUYER:

KIMBERLITE ASSET MANAGEMENT, LLC

By: /s/  David S. Connelly

Its:

SELLER:

PULTENEY STREET CAPITAL MANAGEMENT, LLC

By: /s/ Sean M. McCooey

Its: Managing Member

McCooey:

/s/ Sean M. McCooey

Sean M. McCooey

SCHEDULE I

ASSETS

T he rights to the contracts (including the investment advisory agreement and expense limitation agreement) for the PSP Family of Funds, (The “Trust”). The Purchaser will also assume certain liabilities under the contracts. The Trust is an open-end management investment company duly registered with the SEC as required by the Investment Company Act of 1940, as amended (“1940 Act”.

Seller retains any and all rights to the name “PSP Funds” as McCooey is operating other entities under this moniker, separate & distinct from the Trust.

SCHEDULE II

ASSUMED LIABILITIES

•

NONE, expect as expressly provided in Schedule I, above.

Schedule III Excluded Assets:

•

The name, “PSP Family of Funds” and associated trademarks or brands;

•

The URL: pspfamilyoffunds.com

•

The URL: pspfunds.com

EXHIBIT A

Expense Limitation Agreement

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

PSP FAMILY OF FUNDS

This Agreement is made and entered into effective October 6, 2014, by and between the PSP Multi-Manager Fund (the “Fund”), a series of shares of the PSP Family of Funds, a Delaware statutory trust (the “Trust”) and Pulteney Street Capital Management, LLC, a Delaware limited liability company (the “Adviser”). This Agreement amends and restates any and all prior expense limitation agreements with respect to the Fund.

WHEREAS, the Trust is a Delaware statutory trust organized under the Certificate of Trust (“Trust Instrument”), dated December 21, 2007, as amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type; and

WHEREAS, the Fund is a series of the Trust; and

WHEREAS, the Fund and the Adviser have entered into an Investment Advisory Agreement dated March 20, 2014, (“Advisory Agreement”), pursuant to which the Adviser provides investment advisory services to the Fund; an

WHEREAS, the Fund and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to limit the expenses of the Fund, and, therefore, have entered into this Agreement, in order to maintain the Fund’s expense ratios within the Operating Expense Limit, as defined below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.

Expense Limitation.

(a)

Applicable Expense Limit.  To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding interest, taxes, brokerage fees and commissions, distribution and shareholder service fees under a distribution plan pursuant to Rule 12b-1, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business and acquired fund fees and expenses) incurred by the Fund in any fiscal year (“Fund Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

(b)

Operating Expense Limit.  The Fund’s maximum Operating Expense Limit in any year shall be 2.64% of the average daily net assets of the Fund.

(c)

Method of Computation.  To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund shall be annualized as of the last day of the month.  If the annualized Fund Operating Expenses for any month exceeds the Operating Expense Limit of the Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

(d)

Year-End Adjustment.  If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund with respect to the previous fiscal year shall equal the Excess Amount.

(e)

Recapture.  If the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to this Agreement shall be repaid to the Adviser by the Portfolio in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the total annual Fund

Operating Expenses for the applicable following year, after giving effect to the repayment, do not exceed 2.64% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree).

2.

Term and Termination of Agreement.

This Agreement with respect to the Fund shall continue in effect until the first day of November 2015, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”).  Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon written notice ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 2 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement.

3.

Miscellaneous.

(a)

Captions.  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(b)

Interpretation.  Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

(c)

Definitions.  Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

PSP MULTI-MANAGER FUND, A SERIES OF THE PSP FAMILY OF FUNDS

/s/ Sean M. McCooey_____________

By: Sean M. McCooey, Trustee

PULTENEY STREET CAPITAL MANAGEMENT, LLC

/s/ Sean McCooey_____________

By: Sean McCooey, Manager

EXHIBIT B

Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of March 20, 2014, by and between the Congressional Effect Family of Funds, a Delaware Statutory Trust (the “Trust”) on behalf of the Congressional Effect Fund, a series of shares of the Trust (the “Fund”), and Pulteney Street Capital Management, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to the Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.

Obligations of the Investment Adviser

(a) Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(1)

manage the investment and reinvestment of the assets of the Fund;

(2)

continuously review, supervise, and administer the investment program of the Fund;

(3)

determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)

provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)

render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the trustees of the Trust, and consistent with the 1940 Act and with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser. In such case, the Adviser will oversee the sub-adviser in carrying out the Services.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

2.

Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.

Compensation of the Adviser. The Fund will pay to the Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of 1.0% of the average daily net assets of the Fund; provided, however, if and when the Fund implements a “manager of managers” strategy, the Fee shall increase from 1.0% to 2.25%. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Adviser by the Fund within five (5) days after such calculation.

4.

Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.

Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.

Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

7.

Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)

the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)

this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c)

the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)

the terms of paragraphs 6 and 7 of this Agreement shall survive the termination of this Agreement.

8.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.

Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.

Representations and Warranties.

(a)

Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)

Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is (or will be) registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of each Trust are (or will be) registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.

Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. No breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

12.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

CONGRESSIONAL EFFECT FAMILY OF FUNDS	PULTENEY STREET CAPITAL MANAGEMENT, LLC

/s/ Eric T. Singer	/s/ Sean McCooey
By: Eric T. Singer	By: Sean McCooey
Title: Trustee	Title: Manager

EXHIBIT C

License Agreement

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (the “Agreement”) is made effective as of ________, 2015 (the “Effective Date”) by and between Kimberlite Asset Management, LLC, a Delaware limited liability company (“Kimberlite”), and PSP Family of Funds (f/k/a “Congressional Effect Family of Funds”), a Delaware statutory trust (the “Trust”), on the one hand (the Trust and Kimberlite together, “Licensee”), and Pulteney Street Capital Management, LLC, a Delaware limited liability company (“Pulteney”), and Sean McCooey (“McCooey”), on the other hand (Pulteney and McCooey together, “Licensor”). Each party to this Agreement may be referred to hereinafter as a “Party.”

WHEREAS, Licensor is currently investment adviser to the PSP Multi-Manager Fund, the sole series of shares of the Trust (the “Fund”);

WHEREAS, Licensor has developed and owns all rights, title and interest in that certain investment strategy and methodology referred to by Licensor as the PSP Multi-Manager Strategy used by Licensor to manage the Fund (the “PSP Multi-Manager Strategy);

WHEREAS, Licensee will be engaged as the new investment adviser to the Fund upon the closing of the transactions contemplated by that certain Purchase Agreement by and between Licensee and Licensor of even date herewith (the “Purchase Agreement”) and wishes to license PSP Multi-Manager Strategy to enable Licensee to continue managing the Fund using such strategy until Licensee’s contemplated changes to the Fund’s investment strategy become effective under the Fund’s registration statement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, the Parties hereby agree as follows:

1.

Recitals. The recitals are incorporated by reference and made a part of this Agreement.

2.

License and Support.

(a)

License. In consideration of Licensee’s entry into the Purchase Agreement, Licensor hereby grants to Licensee a non-exclusive, limited license (the “License”) to use the PSP Multi-Manager Strategy to manage the Fund for so long as Licensee is the investment adviser to the Fund and until Licensee provides written notice to Licensor that Licensee has permanently abandoned the PSP Multi-Member Strategy (the “Effective License Period”).

(b)

Support. Licensor will provide reasonable support to Licensee in the use of the PSP Multi-Manager Strategy including, but not limited to, training consultation via telephone and email in response to requests and questions of Licensor

(c)

Acknowledgement. Licensee acknowledges that while Licensee may use the PSP Multi-Manager Strategy in managing the Fund per the license in Section 2(a) above, Licensee agrees and covenants that Licensee will not manage separate accounts, private funds, or any other accounts, other than the Fund, using the PSP Multi-Manager Strategy.

3.

Distribution of Information. The PSP Multi-Manager Strategy provided hereunder and the related License granted to Licensee in this Agreement are intended for the sole use of Licensee for the express purpose of Licensee’s investment management efforts for its clients. The License does not include the right to redistribute or sublicense the PSP Multi-Manager Strategy to any other market professionals (including brokers, dealers, investment partnerships, or professional trust companies, except to the extent necessary in managing the Fund). Licensee and its partners/employees agree that it/they will not distribute, or transmit the PSP Multi-Manager Strategy, or any of the contents thereof, to any third party, other than as permitted in this Agreement, without the prior consent of Licensor.

4.

Term; Termination. This Agreement shall commence on the Effective date and shall terminate at the end of the Effective License Period. Upon termination of this Agreement, Licensor shall have no further obligation to Licensee.

5.

Proprietary Information.

(a)

During the term of this Agreement and after termination, each of the parties shall hold in confidence, and shall use only for the purposes of this Agreement, any and all propriety information of one Party which is disclosed, made available or otherwise obtained by the other Party. Each party agrees to hold such propriety information in confidence for the other and shall not, except in furtherance of the purposes of this Agreement, use (directly or indirectly) any such propriety information for its own benefit or the benefit of any other Party, nor disclose such propriety information to any person, firm or enterprise, unless authorized by the other Party in writing, and even then, to limit access to and disclosure of such propriety information to its employees, auditors, regulators, attorneys and financial advisors on a “need to know” basis only.

(b)

Each Party acknowledged and agrees that in the event of a breach or threatened breach of any of the confidentiality provisions of this Agreement, the non-breaching Party will have no adequate remedy in damages and, accordingly, shall be entitled to seek injunctive relief: provided, however, no specification of a particular legal or equitable remedy shall be construed as a waiver, prohibition or limitation of any legal or equitable remedies in the event of a breach hereof.

6.

Representation and Warranties; Disclaimer.

(a)

Each Party hereby represents that:

(i)

it is validly existing and in good standing in its State of formation and is authorized to conduct business in its principal place of business ,

(ii)

It has the legal authority to enter into this Agreement, and is appropriately registered to undertake the activities contemplated hereunder or otherwise exempt from such registration;

(iii)

The execution, delivery, and performance hereunder of this Agreement have been duly and validly authorized by all necessary corporate action,

(iv)

Performance of any obligations herein shall not breach or violate any agreement or obligation with respect to any third party, and

(v)

Neither it nor any of its affiliates is subject to any litigation, order, investigation, subpoena or other process of a court or regulatory body, nor has knowledge of any claims or facts or circumstances that may in any way infringe or conflict with the rights of any third party whatsoever.

(b)

Licensor represents and warrants to Licensee that it has good and marketable title to the Congressional Effect Trading Strategy and otherwise has the right to provide, use, and/or license the Congressional Effect Trading Strategy, and such is not subject to any mortgage, pledge, lien, lease, claim, encumbrance, charge, security interest, royalty obligations or other interest or claim of any kind or nature whatsoever.

7.

Indemnification.

(a)

Licensee assumes liability for and hereby agrees to defend, indemnify, protect, and save, keep and hold Licensor, its parent companies and their affiliates and their respective shareholders, directors, officers, employees, representatives, agents, affiliates, servants, successors, and assigns harmless from and against all claims for any and all losses, liabilities, damages, injuries, costs, expenses, attorneys’ fees, court costs and other amounts (collectively, “Losses”) arising out of (i) Licensee’s breach of this Agreement, (ii) the failure of any representation or warranty of Licensee contained in this Agreement to be correct, or (iii) the actions of Licensee or its affiliated companies or any of their respective shareholders, directors, officers, employees, respective agents, affiliates, servants, successors or assigns.

(b)

Licensor assumes liability for and hereby agreed to defend, indemnify, protect, and save, keep and hold Licensee, its parent companies and their affiliates and their respective shareholders, directors, officers, employees, representatives, agents, affiliates, servants, successors, and assigns harmless from and against all claims for any and all losses, liabilities, damages, injuries, expenses, attorney’s fees, court costs and other amounts (collectively, “Losses”) arising out of (i) Licensor’s breach of this Agreement, or (ii) the failure of any representation or warranty of Licensor contained in this Agreement to be correct, or (iii) the actions of Licensor or its affiliated companies or any of their respective shareholders, directors, officers, employees, respective agents, affiliates, servants, successors or assigns.

8.

Assignment.  This Agreement, upon execution shall be binding upon the Parties hereto, their heirs, successors, permitted assigns and personal representatives. Neither Party shall assign or transfer its rights or obligations under this Agreement without the consent of the other Party, which consent shall not be unreasonably withheld or delayed. Any assignment in contravention of this Section 8 shall be void.

9.

Severability, Entire Agreement.  If any provision of this Agreement is held by a court of competent jurisdiction to be contrary to law or otherwise enforceable, then the remaining provisions of this Agreement, if capable of substantial performance, shall remain in full force and effect. Except as expressly provided otherwise herein, this Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, and superseded all proposals, oral or written, all prior and contemporaneous negotiations and other communications between the Parties with respect to the subject matter hereof.

10.

Amendment.  No modifications, alterations, or waivers of any provisions herein shall be binding upon the Parties unless evidenced in writing signed by duly authorized representatives of both Parties. Except as otherwise specifically provided herein, no other third party is intended, or shall be deemed, to be a beneficiary of any provisions of this Agreement.

11.

Arbitration; Governing Law. Except as needed to preserve or enforce any rights pending arbitration, in the event of a dispute in in connection with this Agreement or transaction, any dispute shall be resolved via arbitration, and the parties shall work in good faith to agree upon a location for such arbitration. This Agreement and the rights and obligations of the Parties under this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles thereof relating to the conflict of law.

12.

Waiver. No waiver by any part of any breach or nonperformance of any provision or obligations of this Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any provision of this Agreement.

13.

Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be treated as an original but all of which, when taken together, shall constitute one and the same instrument. A signature delivered via facsimile or portable document format will be afforded treatment as an original signature.

[Signatures on following page]

[Signature page to License Agreement]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date set forth below.

LICENSOR:

PULTENEY STREET CAPITAL

MANAGEMENT LLC

By:

Its Managing Member

and

McCooey:

Sean McCooey

LICENSEE:

KIMBERLITE ASSET MANAGEMENT, LLC

By:

Its: Duly Authorized

and

PSP FAMILY OF FUNDS, a Delaware statutory Trust

By:

Its: Duly Authorized

DISCLOSURE SCHEDULES

SECTION 3.4(b)

Consent of the Board of Trustees of the Trusts and Consent of the Shareholders as required under Section 15(c) of the Investment Company Act of 1940

SECTION 3.5(b)

Investment Advisory Agreement: None

Expense Limitation Agreement: None

SECTION 3.6

NONE

SECTION 3.9(b)

None

SECTION 3.11

None

SECTION 3.12(f)

None

SECTION 3.13

None

EXHIBIT B — ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of January 1, 2016, by and between the PSP Family of Funds, a Delaware Statutory Trust (the “Trust”) on behalf of the PSP Multi-Manager Fund, a series of shares of the Trust (the “Fund”), and Kimberlite Asset Management, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to the Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.

Obligations of the Investment Adviser

(a) Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(1)

manage the investment and reinvestment of the assets of the Fund;

(2)

continuously review, supervise, and administer the investment program of the Fund;

(3)

determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)

provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)

render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the trustees of the Trust, and consistent with the 1940 Act and with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser. In such case, the Adviser will oversee the sub-adviser in carrying out the Services.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

2.

Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.

Compensation of the Adviser. The Fund will pay to the Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of 0.95% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Adviser by the Fund within five (5) days after such calculation.

4.

Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.

Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.

Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

7.

Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)

the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)

this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c)

the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)

the terms of paragraphs 6 and 7 of this Agreement shall survive the termination of this Agreement.

8.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.

Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.

Representations and Warranties.

(a)

Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)

Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is (or will be) registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of each Trust are (or will be) registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.

Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. No breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

12.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

[Signatures on following page.]

[Signature page for Inv. Adv. Agr.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

PSP FAMILY OF FUNDS	KIMBERLITE ASSET MANAGEMENT, LLC

_/s/ Neal Neilinger_______________	_/s/ Neal Neilinger_________________________
By: Neal Neilinger	By: Neal Neilinger
Title: President and Trustee	Title: Manager

EXHIBIT C — EXPENSE LIMITATION AGREEMENT

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

PSP FAMILY OF FUNDS

This Agreement is made and entered into effective January 1, 2016, by and between the PSP Multi-Manager Fund (the “Fund”), a series of shares of the PSP Family of Funds, a Delaware statutory trust (the “Trust”) and Kimberlite Asset Management, LLC, a Delaware limited liability company (the “Adviser”). This Agreement amends and restates any and all prior expense limitation agreements with respect to the Fund.

WHEREAS, the Trust is a Delaware statutory trust organized under the Certificate of Trust (“Trust Instrument”), dated December 21, 2007, as amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type; and

WHEREAS, the Fund is a series of the Trust; and

WHEREAS, the Fund and the Adviser have entered into an Investment Advisory Agreement dated January 1, 2016, (“Advisory Agreement”), pursuant to which the Adviser provides investment advisory services to the Fund; and

WHEREAS, the Fund and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to limit the expenses of the Fund, and, therefore, have entered into this Agreement, in order to maintain the Fund’s expense ratios within the Operating Expense Limit, as defined in Section 1(b) below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

4.

Expense Limitation.

(a)

Applicable Expense Limit.  To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding interest, taxes, brokerage fees and commissions, distribution and shareholder service fees under a distribution plan pursuant to Rule 12b-1, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business and acquired fund fees and expenses) incurred by the Fund in any fiscal year (“Fund Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

(b)

Operating Expense Limit.  The Fund’s maximum Operating Expense Limit in any year shall be 2.64% of the average daily net assets of the Fund.

(c)

Method of Computation.  To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund shall be annualized as of the last day of the month.  If the annualized Fund Operating Expenses for any month exceeds the Operating Expense Limit of the Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

(d)

Year-End Adjustment.  If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund with respect to the previous fiscal year shall equal the Excess Amount.

(e)

Recapture.  If the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to this Agreement shall be repaid to the Adviser by the Portfolio in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, do not exceed 2.64% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree).

5.

Term and Termination of Agreement.

This Agreement with respect to the Fund shall continue in effect until the first day of February 1, 2017, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”).  Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon written notice ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 2 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement.

6.

Miscellaneous.

(a)

Captions.  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

(b)

Interpretation.  Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

(c)

Definitions.  Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

PSP MULTI-MANAGER FUND, A SERIES OF THE PSP FAMILY OF FUNDS

/s/ Neal Neilinger __________________________________

By: Neal Neilinger, President and Trustee

KIMBERLITE ASSET MANAGEMENT, LLC

/s/ Neal Neilinger __________________________________

By: Neal Neilinger, Manager

EXHIBIT D —WRITTEN CONSENTS OF SHAREHOLDERS

EXHIBIT D-1

  PSP MULTI-MANAGER FUND

CONSENT TO ACTION WITHOUT A MEETING

___________________________________________

The undersigned, being a majority of the shareholders of the PSP Multi-Manager Fund (the “Fund”), the sole series of the PSP Family of Funds (the “Trust”), a Delaware statutory trust, and acting by consent in lieu of a meeting pursuant to authority contained in the Agreement and Declaration of Trust (the “Trust Instrument”) and Bylaws of the Trust, do hereby take the following action:

WHEREAS, Pulteney Street Capital Management, LLC, the investment adviser to the Fund (“Pulteney”), Pulteney’s principal and managing member, Sean McCooey, and, Kimberlite Asset Management, LLC (“Kimberlite”), have negotiated a Transaction Agreement dated as of September 16, 2015 (the “Transaction Agreement”) whereby, in exchange for consideration of $78,000 and such other considerations as are provided in the Transaction Agreement, Pulteney will assign all of Pulteney’s rights and obligations under its investment advisory agreement with the Fund (the “Existing Advisory Agreement”), attached hereto at Exhibit A, and its expense limitation agreement with the Fund (the “Existing Expense Limitation Agreement”), attached hereto at Exhibit B, subject to certain consent and approval requirements and other closing conditions under the Transaction Agreement, to Kimberlite (the “Proposed Transaction”); and

WHEREAS, upon the closing of the Proposed Transaction (the “Transaction Closing”), the Existing Advisory Agreement will automatically terminate pursuant to applicable provisions of the agreement and Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) and, as a result, the Trust and the Fund have proposed entering into: (a) a new investment advisory agreement (the “New Advisory Agreement”) with Kimberlite, with substantially the same terms and provisions as the Existing Advisory Agreement, except that (i) Kimberlite will become the investment adviser to the Fund; (ii) the Fund’s management fee would be reduced from 2.25% to 0.95%, and (iii) the initial term of the New Advisory Agreement will be for a period of two years from the effective date of the agreement, a copy of which is attached hereto as Exhibit C; and (b) a new expense limitation agreement (the “New Expense Limitation Agreement”) with Kimberlite, with substantially the same provisions as the Existing Expense Limitation Agreement, the initial term of which will be for a period of not less than one year, a copy of which is attached hereto as Exhibit D; and

WHEREAS, pursuant to the terms of the Transaction Agreement and Section 15 of the 1940 Act, the Transaction Closing is subject to certain closing conditions and approval requirements, including the consent and approval of the Board of Trustees of the Trust (the “Board”) and the shareholders of the Fund; and

WHEREAS, the Board, at a meeting held on October 15, 2015 (the “October Board Meeting”) approved the New Advisory Agreement and new Expense Limitation Agreement subject to the approval of the shareholders of the Fund; and

WHEREAS, at the October Board Meeting, the members of the Board (the “Current Trustees”) indicated that, if the shareholders of the Fund approve the New Advisory Agreement and New Expense Limitation Agreement and the Transaction Closing takes place, the Current Trustees will resign from their positions as trustees effective with the Transaction Closing; and

WHEREAS, the Current Trustees have nominated the individuals listed on Exhibit E to become the new Trustees (the “New Trustees”) following resignation of the current Trustees; and

WHEREAS, the Fund’s current sub-advisers, Tiburon Capital Management, LLC and S.W. Mitchell Capital, LLP, have each indicated their intention and desire to resign as sub-advisers of the Trust and the Fund effective on or before November 30, 2015 (the “Sub-Adviser Resignation Effectiveness Date”); and

WHEREAS, in light of the anticipated resignation of the Fund’s current sub-advisers and Kimberlite’s desire to modify the investment strategy of the Fund should Kimberlite become the investment adviser to the Fund, the Fund has filed revisions to the Fund’s registration statement on Form N-1A (including, without limitation, the Fund’s prospectus and statement of additional information)(the “Registration Statement Update”) to modify the investment strategy of the Fund to invest primarily in preferred and debt securities of companies in the financial sector (the “New Strategy”), which New Strategy will not become effective until after Shareholder Approval (as defined below) is granted, the Transaction Closing has occurred and the Registration Statement Update is effective (anticipated on or before January 6, 2015) (the “Updated RS Effective Date”); and

WHEREAS, Pulteney and Kimberlite would like the Transaction Closing to correspond, as closely as possible, to the Sub-Adviser Resignation Effectiveness Date and for the Fund to temporarily transition up to 100% of its holdings to cash and/or cash equivalent positions in light of the proposed resignations and in order to facilitate the transition to the New Strategy, so that the Fund will be invested in cash and cash equivalent positions as of and after the Transaction Closing occurs until after the Updated RS Effective Date (the time period for the foregoing, the “Transition Period”); and

WHEREAS, pursuant to the terms of Transaction Agreement and Section 15 of the 1940 Act, the shareholders of the Fund are being asked to approve: (a) the engagement of Kimberlite as investment adviser of the Fund pursuant to the terms of the New Advisory Agreement; (b) the entry into the New Expense Limitation Agreement; (c) the approval of the New Trustees to serve as members of the Board of Trustees of the Trust; and (d) the Fund’s temporary transition of up to 100% of its holdings to cash and/or cash equivalent positions (the “Shareholder Approval”); and

WHEREAS, the Board has recommended that the shareholders of the Fund approve each of the Shareholder Approval items;

WHEREAS, under Section 4 of Article V of the Declaration of the Trust, shareholder action may be taken by a consent action executed by shareholders holding sufficient shares of the Trust to take action at a meeting;

NOW, THEREFORE, BE IT RESOLVED, that the undersigned shareholder(s) of the Fund hereby:  (i) approve the engagement of Kimberlite as investment adviser of the Fund pursuant to the terms of the New Advisory Agreement; (ii) approve the entry by the Fund into the New Advisory Agreement and the New Expense Limitation as of the Transaction Closing; (iii) approve the Fund temporarily transitioning up to 100% of its holdings to cash and/or cash equivalent positions during the Transition Period, provided that shareholders of the Fund are given notice of the same pursuant to an appropriate prospectus update; and (iv) approve the transition of the Fund’s investment strategy to the New Strategy, such New Strategy to be implemented only upon (and not until) the Updated RS Effective Date; and

FURTHER RESOLVED, that, in connection with and subject to the closing of the Proposed Transaction and the anticipated resignation of the Current Trustees upon such Transaction Closing, the undersigned shareholder(s) of the Fund approve the election of the slate of trustees set forth on Exhibit E as new trustees and members of the Board of Trustees of the Trust, such approval and election to be commensurate with the effectiveness of such closing and applicable resignations, or on such other date as reasonably practicable thereafter as determined by the officers of the Trust; and

FURTHER RESOLVED, that the officers of the Trust be, and each of them hereby is, authorized to take such actions and execute any such instruments, including, without, limitation entry into the New Advisory Agreement and the New Expense Limitation Agreement, the transitioning of up to 100% of its holdings to cash and/or cash equivalent positions during the Transition Period, and the implementation of the New Strategy, each on such date(s) as determined by the officers of the Trust, as may be necessary, advisable or appropriate to carry out the purpose and intent of the foregoing, resolution and any other action regarding the Proposed Transactions; and

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by any and all officers and agents of the Trust, as contemplated by or within the terms of the foregoing resolutions, be, and they hereby are, ratified and confirmed in all respects as the acts and deeds of the Trust.

[remainder of page left blank intentionally]

This written consent may be executed in counterparts, each executed by the shareholder(s) as indicated by their signature below.

/s/ Sean McCooey

12/03/2015

Signature

Date

/s/ Herbert McCooey

12/03/2015

Signature

Date

Signature

Date

Exhibit A

Existing Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of March 20, 2014, by and between the Congressional Effect Family of Funds, a Delaware Statutory Trust (the “Trust”) on behalf of the Congressional Effect Fund, a series of shares of the Trust (the “Fund”), and Pulteney Street Capital Management, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to the Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.

Obligations of the Investment Adviser

(a) Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(1)

manage the investment and reinvestment of the assets of the Fund;

(2)

continuously review, supervise, and administer the investment program of the Fund;

(3)

determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)

provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)

render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the trustees of the Trust, and consistent with the 1940 Act and with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser. In such case, the Adviser will oversee the sub-adviser in carrying out the Services.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

2.

Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.

Compensation of the Adviser. The Fund will pay to the Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of 1.0% of the average daily net assets of the Fund; provided, however, if and when the Fund implements a “manager of managers” strategy, the Fee shall increase from 1.0% to 2.25%. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Adviser by the Fund within five (5) days after such calculation.

4.

Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.

Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.

Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

7.

Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)

the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)

this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c)

the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)

the terms of paragraphs 6 and 7 of this Agreement shall survive the termination of this Agreement.

8.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.

Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.

Representations and Warranties.

(a)

Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)

Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is (or will be) registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of each Trust are (or will be) registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.

Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. No breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

12.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

CONGRESSIONAL EFFECT FAMILY OF FUNDS	PULTENEY STREET CAPITAL MANAGEMENT, LLC

/s/ Eric T. Singer	/s/ Sean McCooey
By: Eric T. Singer	By: Sean McCooey
Title: Trustee	Title: Manager

Exhibit B

Existing Expense Limitation Agreement

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

PSP FAMILY OF FUNDS

This Agreement is made and entered into effective October 6, 2014, by and between the PSP Multi-Manager Fund (the “Fund”), a series of shares of the PSP Family of Funds, a Delaware statutory trust (the “Trust”) and Pulteney Street Capital Management, LLC, a Delaware limited liability company (the “Adviser”). This Agreement amends and restates any and all prior expense limitation agreements with respect to the Fund.

WHEREAS, the Trust is a Delaware statutory trust organized under the Certificate of Trust (“Trust Instrument”), dated December 21, 2007, as amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type; and

WHEREAS, the Fund is a series of the Trust; and

WHEREAS, the Fund and the Adviser have entered into an Investment Advisory Agreement dated March 20, 2014, (“Advisory Agreement”), pursuant to which the Adviser provides investment advisory services to the Fund; and

WHEREAS, the Fund and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to limit the expenses of the Fund, and, therefore, have entered into this Agreement, in order to maintain the Fund’s expense ratios within the Operating Expense Limit, as defined below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Expense Limitation.

Applicable Expense Limit.  To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding interest, taxes, brokerage fees and commissions, distribution and shareholder service fees under a distribution plan pursuant to Rule 12b-1, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business and acquired fund fees and expenses) incurred by the Fund in any fiscal year (“Fund Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

Operating Expense Limit.  The Fund’s maximum Operating Expense Limit in any year shall be 2.64% of the average daily net assets of the Fund.

Method of Computation.  To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund shall be annualized as of the last day of the month.  If the annualized Fund Operating Expenses for any month exceeds the Operating Expense Limit of the Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

Year-End Adjustment.  If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund with respect to the previous fiscal year shall equal the Excess Amount.

Recapture.  If the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to this Agreement shall be repaid to the Adviser by the Portfolio in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, do not exceed 2.64% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree).

Term and Termination of Agreement.

This Agreement with respect to the Fund shall continue in effect until the first day of November 2015, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”).  Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon written notice ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 2 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement.

Miscellaneous.

Captions.  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

Interpretation.  Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

Definitions.  Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

PSP MULTI-MANAGER FUND, A SERIES OF THE PSP FAMILY OF FUNDS

/s/ Sean M. McCooey_____________

By: Sean M. McCooey, Trustee

PULTENEY STREET CAPITAL MANAGEMENT, LLC

/s/ Sean McCooey_____________

By: Sean McCooey, Manager

Exhibit C

New Investment Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of _____________, 20__, by and between the PSP Family of Funds, a Delaware Statutory Trust (the “Trust”) on behalf of the PSP Multi-Manager Fund, a series of shares of the Trust (the “Fund”), and Kimberlite Asset Management, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Adviser to render certain investment management services to the Fund, and the Adviser is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.

Obligations of the Investment Adviser

(a) Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(1)

manage the investment and reinvestment of the assets of the Fund;

(2)

continuously review, supervise, and administer the investment program of the Fund;

(3)

determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)

provide the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)

render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the trustees of the Trust, and consistent with the 1940 Act and with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser. In such case, the Adviser will oversee the sub-adviser in carrying out the Services.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Adviser shall surrender to the Trust and the Fund such of the books and records so requested.

2.

Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.

Compensation of the Adviser. The Fund will pay to the Adviser an investment advisory fee (the “Fee”) equal to an annualized rate of 0.95% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Adviser by the Fund within five (5) days after such calculation.

4.

Status of Investment Adviser. The services of the Adviser to the Trust and the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.

Permissible Interests. Trustees, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.

Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the Act or the Securities Act of 1933, except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

7.

Term. This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)

the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)

this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c)

the Adviser may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)

the terms of paragraphs 6 and 7 of this Agreement shall survive the termination of this Agreement.

8.

Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.

Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.

Representations and Warranties.

(a)

Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows: (i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder; and (ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)

Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows: (i) the Trust has been duly organized as a business trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is (or will be) registered as an investment company with the Securities and Exchange Commission under the 1940 Act; (iii) shares of each Trust are (or will be) registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.

Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Fund. No breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

12.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

PSP FAMILY OF FUNDS	KIMBERLITE ASSET MANAGEMENT, LLC

__________________________	___________________________
By:	By: Neal Neilinger
Title: President and Trustee	Title: Manager

Exhibit D

New Expense Limitation Agreement

AMENDED AND RESTATED EXPENSE LIMITATION AGREEMENT

PSP FAMILY OF FUNDS

This Agreement is made and entered into effective _____________, 20__, by and between the PSP Multi-Manager Fund (the “Fund”), a series of shares of the PSP Family of Funds, a Delaware statutory trust (the “Trust”) and Kimberlite Asset Management, LLC, a Delaware limited liability company (the “Adviser”). This Agreement amends and restates any and all prior expense limitation agreements with respect to the Fund.

WHEREAS, the Trust is a Delaware statutory trust organized under the Certificate of Trust (“Trust Instrument”), dated December 21, 2007, as amended, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management company of the series type; and

WHEREAS, the Fund is a series of the Trust; and

WHEREAS, the Fund and the Adviser have entered into an Investment Advisory Agreement dated ______________, 2015, (“Advisory Agreement”), pursuant to which the Adviser provides investment advisory services to the Fund; and

WHEREAS, the Fund and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to limit the expenses of the Fund, and, therefore, have entered into this Agreement, in order to maintain the Fund’s expense ratios within the Operating Expense Limit, as defined in Section 1(b) below.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Expense Limitation.

Applicable Expense Limit.  To the extent that the aggregate expenses of every character, including but not limited to investment advisory fees of the Adviser (but excluding interest, taxes, brokerage fees and commissions, distribution and shareholder service fees under a distribution plan pursuant to Rule 12b-1, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of such Fund’s business and acquired fund fees and expenses) incurred by the Fund in any fiscal year (“Fund Operating Expenses”), exceed the Operating Expense Limit, as defined in Section 1(b) below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

Operating Expense Limit.  The Fund’s maximum Operating Expense Limit in any year shall be 2.64% of the average daily net assets of the Fund.

Method of Computation.  To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund shall be annualized as of the last day of the month.  If the annualized Fund Operating Expenses for any month exceeds the Operating Expense Limit of the Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the Operating Expense Limit. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the Fund an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

Year-End Adjustment.  If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund with respect to the previous fiscal year shall equal the Excess Amount.

Recapture.  If the Adviser so requests, any Fund Operating Expenses waived or reimbursed by the Adviser pursuant to this Agreement shall be repaid to the Adviser by the Portfolio in the first, second and third fiscal years following the fiscal year in which any such reimbursement or waiver occurs, if the total annual Fund Operating Expenses for the applicable following year, after giving effect to the repayment, do not exceed 2.64% of the average daily net assets of the Fund (or any lower expense limitation or limitations to which the parties may otherwise agree).

Term and Termination of Agreement.

This Agreement with respect to the Fund shall continue in effect until the first day of ________________ 20__, and from year to year thereafter provided each such continuance is specifically approved by a majority of the Trustees of the Trust who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (“Non-Interested Trustees”).  Nevertheless, this Agreement may be terminated by either party hereto, without payment of any penalty, upon written notice ninety (90) days prior to the end of the then-current term of the Agreement to the other party at its principal place of business; provided that, in the case of termination by the Trust, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust. Any termination pursuant to this paragraph 2 shall become effective, unless otherwise specifically agreed upon, on the last day of the then-current term of the Agreement.

Miscellaneous.

Captions.  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

Interpretation.  Nothing herein contained shall be deemed to require the Trust or the Fund to take any action contrary to the Trust’s Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

Definitions.  Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

PSP MULTI-MANAGER FUND, A SERIES OF PSP FAMILY OF FUNDS

/s/__________________________________

By: __________________, President and Trustee

KIMBERLITE ASSET MANAGEMENT, LLC

/s/ __________________________________

By: Neal Neilinger, Manager

Exhibit E

New Trustees

Neal Neilinger

Frank Codey

Alan Bluestine

EXHIBIT D-2

  PSP MULTI-MANAGER FUND

CONSENT TO ACTION WITHOUT A MEETING

___________________________________________

The undersigned, being a majority of the shareholders of the PSP Multi-Manager Fund (the “Fund”), the sole series of the PSP Family of Funds (the “Trust”), a Delaware statutory trust, and acting by consent in lieu of a meeting pursuant to authority contained in the Agreement and Declaration of Trust (the “Trust Instrument”) and Bylaws of the Trust, do hereby take the following action:

WHEREAS, Pulteney Street Capital Management, LLC, the investment adviser to the Fund (“Pulteney”), Pulteney’s principal and managing member, Sean McCooey, and, Kimberlite Asset Management, LLC (“Kimberlite”), entered into a Transaction Agreement dated as of September 16, 2015 (the “Transaction Agreement”) whereby, in exchange for consideration of $78,000 and such other consideration as provided in the Transaction Agreement, Pulteney will assign all of Pulteney’s rights and obligations under its investment advisory agreement with the Fund (the “Existing Advisory Agreement”), and its expense limitation agreement with the Fund (the “Existing Expense Limitation Agreement”), subject to certain consent and approval requirements and other closing conditions under the Transaction Agreement, to Kimberlite (the “Transaction”); and

WHEREAS, in connection with the Transaction, the Existing Advisory Agreement will automatically terminate pursuant to applicable provisions of the agreement and Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”) and, as a result, the Trust and the Fund, following approval by the Board of Trustees of the Trust and a majority in interest of the shareholders of the Trust, will enter into a new investment advisory agreement (the “New Advisory Agreement”) with Kimberlite, whereby Kimberlite will become investment adviser to the Fund, on or about January 1, 2016; and

WHEREAS, in light of Kimberlite’s desire to modify the investment strategy of the Fund, the Fund filed revisions to the Fund’s registration statement on Form N-1A (including, without limitation, the Fund’s prospectus and statement of additional information) (the “Registration Statement Update”) to modify the investment strategy of the Fund to invest primarily in preferred and debt securities of companies in the financial sector (the “New Strategy”), which will not become effective until the Transaction has closed and the Registration Statement Update is effective; and

WHEREAS, the shareholders of the Fund, pursuant to a written consent dated December 3, 2015 (the “December 3 Consent”), approved various matters in connection with the foregoing, including the New Advisory Agreement and the New Strategy; and

WHEREAS, the New Strategy includes, without limitation, the ability for the Fund to borrow funds for investment purposes; and

WHEREAS, the New Strategy includes, without limitation, an intention to concentrate investment in securities issued by issuers in the financial services industry or groups of industries; and

WHEREAS, the Trust has a fundamental restriction with respect to the Fund (“Fundamental Restriction #2”) that, as originally adopted, while it permits the Fund to, in pertinent part, “Borrow money, except to the extent permitted under the 1940 Act (including, but not limited to, reverse repurchase agreements and borrowing to meet redemptions)”, also includes the statement that “The Fund will not purchase securities at any time that outstanding borrowings exceed 5% of the Fund’s total assets” (the “5% Statement”) that could be interpreted to restrict the Fund’s ability to purchase securities when the Fund’s outstanding borrowings exceed 5% of the Fund’s total assets; and

WHEREAS, the Trust has a fundamental restriction with respect to the Fund (“Fundamental Restriction #8”) regarding concentration of securities that, as originally adopted, states, in the last sentence of the same, in pertinent part, that “the Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets” that would, if it has not been modified, restrict the Fund’s ability to concentrate in securities issued by issuers in the financial services industry in accordance with the New Strategy; and

WHEREAS, under Section 4 of Article V of the Declaration of the Trust, shareholder action may be taken by a consent action executed by shareholders holding sufficient shares of the Trust to take action at a meeting;

NOW, THEREFORE, BE IT RESOLVED, that the undersigned shareholder(s) of the Fund wish to clarify and confirm that, in adopting the New Strategy pursuant to the December 3 Consent, the shareholders also approved the modification of Fundamental Restrictions #2 and #8 to permit the implementation of the New Strategy when the Fund’s Registration Statement

Update is effective; and

FURTHER RESOLVED, that, consistent with the foregoing, the undersigned shareholder(s) of the Fund approve the deletion of the 5% Statement from Fundamental Restriction #2; and

FURTHER RESOLVED, that, consistent with the foregoing, the undersigned shareholder(s) of the Fund approve the modification and replacement, in its entirety, of the last sentence of Fundamental Restriction #8 with the following statement:

“Additionally, the Fund will limit the aggregate value of holdings of a single industry or group of industries (except U.S. Government securities and cash items, as defined in the Code) to a maximum of 25% of the Fund’s total assets, except that, under normal market conditions, the Fund will invest more than 25% of its net assets in securities issued by companies operating in the financial services industry or group financial services industries.”

FURTHER RESOLVED, that the foregoing deletion of the 5% Statement from Fundamental Restriction #2 and the modification and replacement in its entirety of the last sentence of Fundamental Restriction #8 be, and each hereby is, effective immediately; and

FURTHER RESOLVED, that any and all actions heretofore or hereafter taken by any and all officers and agents of the Trust, as contemplated by or within the terms of the foregoing resolutions, be, and they hereby are, ratified and confirmed in all respects as the acts and deeds of the Trust.

[remainder of page left blank intentionally]

This written consent may be executed in counterparts, each executed by the shareholder(s) as indicated by their signature below.

/s/ Sean McCooey

12/31/2015

Signature

Date

/s/ Herbert McCooey

12/31/2015

Signature

Date